                                                                    EXHIBIT 99.1



                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Metricom Inc.                                    CASE NO.     01-53291
                                                                ----------------


                                                        CHAPTER 11
                                                        MONTHLY OPERATING REPORT
                                                        (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:   Aug-02                          PETITION DATE:    07/02/01
                 -----------                                      --------------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting        [ ]
    (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the
    Debtor).
    Dollars reported in $1

                                                                          END OF             END OF              AS OF
2.  ASSET AND LIABILITY STRUCTURE                                     CURRENT MONTH        PRIOR MONTH     PETITION FILING(1)
                                                                      -------------      -------------     ------------------
    a.  Current Assets                                                 $140,134,038       $140,585,713
                                                                      -------------      -------------
    b.  Total Assets                                                   $314,728,686       $315,193,453          $922,513,084
                                                                      -------------      -------------     ------------------
    c.  Current Liabilities                                              $2,599,223         $2,517,059
                                                                      -------------      -------------
    d.  Total Liabilities                                              $336,294,424       $336,212,628          $340,671,459
                                                                      -------------      -------------     ------------------
                                                                                                               CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH              CURRENT MONTH       PRIOR MONTH        (CASE TO DATE)
                                                                      -------------      -------------     ------------------
    a.  Total Receipts                                                     $225,941           $191,186           $18,390,076
                                                                      -------------      -------------     ------------------
    b.  Total Disbursements                                                $677,538           $929,209           $73,253,600
                                                                      -------------      -------------     ------------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)        ($451,597)         ($738,023)         ($54,863,524)
                                                                      -------------      -------------     ------------------
    d.  Cash Balance Beginning of Month                                $132,919,069       $133,657,092          $187,330,996
                                                                      -------------      -------------     ------------------
    e.  Cash Balance End of Month (c + d)                              $132,467,472       $132,919,069          $132,467,472
                                                                      -------------      -------------     ------------------

                                                                                                               CUMULATIVE
                                                                      CURRENT MONTH       PRIOR MONTH        (CASE TO DATE)
                                                                      -------------      -------------     ------------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                        ($567,470)         ($730,554)        ($572,461,744)
                                                                      -------------      -------------     ------------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                          $5,204,690         $5,204,790
                                                                      -------------      -------------
6.  POST-PETITION LIABILITIES                                            $2,599,223         $2,517,059
                                                                      -------------      -------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                 $535,259           $456,549
                                                                      -------------      -------------

AT THE END OF THIS REPORTING MONTH:                                                       YES            NO
                                                                                          ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the          [X]            [ ]
    normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach listing                 [X]            [ ]
    including date of payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the                [X]            [ ]
    court?

11. Have any payments been made to officers, insiders, shareholders, relatives?           [X]            [ ]
    (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general                  [ ]            [X]
    liability?

13. Are a plan and disclosure statement on file?                                          [X](2)         [ ]

14. Was there any post-petition borrowing during this reporting period?                   [ ]            [X]

15. Check if paid: Post-petition taxes (3);       U.S. Trustee Quarterly Fees  [x];  Check if filing is current for: Post-petition
    tax reporting and tax returns:     [x].

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

    (1) AS MAINTAINED ON THE DEBTOR'S BOOKS.

    (2) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.

    (3) POST-PETITION TAXES ARE ACCRUED, ESTIMATED SALES TAXES RELATED TO THE SALE OF THE DEBTOR'S ASSETS TO AERIE NETWORKS. DEBTOR IS CURRENTLY DISPUTING THESE TAXES WITH THE BANKRUPTCY COURT.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  9/17/02                       /s/ Paul J. Weber
     -----------------------         -------------------------------------------
                                     Responsible Individual

SUMMARY OF FINANCIAL STATUS
QUESTION 8

PAYEE                    DATE OF PAYMENT      AMOUNT PAID                    COMMENTS
-----                    ---------------      -----------                    --------
Meridian Worldwide           8/15/2002       $ 128,000.00    For pre and post-petition debt settlement

                                             ------------
                                             $ 128,000.00
                                             ============

SUMMARY OF FINANCIAL STATUS
QUESTION 9

PAYEE                                        DATE OF PAYMENT     AMOUNT PAID
-----                                        ---------------     ------------
Nightingale & Assoc., LLC                       8/28/2002        $ 175,994.44
Cooley Godward LLP                               8/9/2002        $  29,249.00
Murphy Sheneman Julian & Rogers                  8/9/2002        $ 104,519.69
Pachulski, Stang, Ziehl, Young & Jones           8/9/2002        $  30,481.19
Gibson, Dunn & Crutcher                          8/9/2002        $  32,826.43
PriceWaterhouseCoopers                           8/9/2002        $  47,981.62

                                                                 ------------
                                                                 $ 421,052.37
                                                                 ============

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended  08/31/02
                                             -----------

            CURRENT MONTH
-----------------------------------
                                                                                                CUMULATIVE        NEXT MONTH
  ACTUAL     FORECAST(1)   VARIANCE                                                           (CASE TO DATE)      FORECAST(2)
----------   ------------  --------                                                         ------------------  ---------------
                                        REVENUES:
       $0        n/a         n/a      1   Gross Sales                                              $1,944,095        n/a
----------   ------------  --------                                                         ------------------  ---------------
       $0        n/a         n/a      2   less: Sales Returns & Allowances                                           n/a
----------   ------------  --------                                                         ------------------  ---------------
       $0        n/a         n/a      3   Net Sales                                                $1,944,095        n/a
----------   ------------  --------                                                         ------------------  ---------------
       $0        n/a         n/a      4   less: Cost of Goods Sold       (Schedule 'B')           $13,523,137        n/a
----------   ------------  --------                                                         ------------------  ---------------
       $0        n/a         n/a          Gross Profit                                           ($11,579,042)       n/a
----------   ------------  --------                                                         ------------------  ---------------
 $197,194        n/a         n/a      6   Interest                                                 $4,695,196        n/a
----------   ------------  --------                                                         ------------------  ---------------
       $0        n/a         n/a      7   Other Income:  Proceeds from sale of                     $1,779,385        n/a
----------   ------------  --------                      --------------------------------   ------------------  ---------------
                                      8       common stock in Packeteer, Inc.
----------   ------------  --------     -------------------------------------------------   ------------------  ---------------
                                      9
----------   ------------  --------     -------------------------------------------------   ------------------  ---------------
 $197,194        n/a         n/a     10       TOTAL REVENUES                                      ($5,104,461)       n/a
----------   ------------  --------                                                         ------------------  ---------------
                                        EXPENSES:
       $0        n/a         n/a     11   Compensation to Owner(s)/Officer(s)                        $339,114        n/a
----------   ------------  --------                                                         ------------------  ---------------
  $39,829        n/a         n/a     12   Salaries(4)                                              $3,740,207        n/a
----------   ------------  --------                                                         ------------------  ---------------
       $0        n/a         n/a     13   Commissions                                                 $16,225        n/a
----------   ------------  --------                                                         ------------------  ---------------
   $8,038        n/a         n/a     14   Contract Labor                                             $693,984        n/a
----------   ------------  --------                                                         ------------------  ---------------
                                          Rent/Lease:
       $0        n/a         n/a     15       Personal Property                                       $63,284        n/a
----------   ------------  --------                                                         ------------------  ---------------
   $7,635        n/a         n/a     16       Real Property                                        $4,273,711        n/a
----------   ------------  --------                                                         ------------------  ---------------
                 n/a         n/a     17   Insurance                                                $1,129,317        n/a
----------   ------------  --------                                                         ------------------  ---------------
                                     18   Management Fees
----------   ------------  --------                                                         ------------------  ---------------
     $393        n/a         n/a     19   Depreciation                                            $32,789,505        n/a
----------   ------------  --------                                                         ------------------  ---------------
                                          Taxes:
                                     20       Employer Payroll Taxes
----------   ------------  --------                                                         ------------------  ---------------
       $0        n/a         n/a     21       Real Property Taxes                                     $16,822        n/a
----------   ------------  --------                                                         ------------------  ---------------
       $0        n/a         n/a     22       Other Taxes                                            $280,309        n/a
----------   ------------  --------                                                         ------------------  ---------------
       $0        n/a         n/a     23   Other Selling                                              $359,386        n/a
----------   ------------  --------                                                         ------------------  ---------------
  $98,965        n/a         n/a     24   Other Administrative                                     $2,456,676        n/a
----------   ------------  --------                                                         ------------------  ---------------
       $0        n/a         n/a     25   Interest Expense                                         $1,726,246        n/a
----------   ------------  --------                                                         ------------------  ---------------
  $15,227        n/a         n/a     26   Other Expenses: Bonus                                    $1,558,695        n/a
----------   ------------  --------                                                         ------------------  ---------------
       $0        n/a         n/a     27                   Overtime                                    $29,404        n/a
----------   ------------  --------     -------------------------------------------------   ------------------  ---------------
       $0        n/a         n/a     28                   Fringe benefit                             $896,383        n/a
----------   ------------  --------     -------------------------------------------------   ------------------  ---------------
       $0        n/a         n/a     29                   Severance                                  $912,712        n/a
----------   ------------  --------     -------------------------------------------------   ------------------  ---------------
       $0        n/a         n/a     30                   Repair & Maintenance                     $1,146,626        n/a
----------   ------------  --------     -------------------------------------------------   ------------------  ---------------
      $54        n/a         n/a     31                   Travel                                     $134,418        n/a
----------   ------------  --------     -------------------------------------------------   ------------------  ---------------
       $0        n/a         n/a     32                   Telephone                                  $404,055        n/a
----------   ------------  --------     -------------------------------------------------   ------------------  ---------------
       $0        n/a         n/a     33                   IS & Facility Allocation                ($1,483,937)       n/a
----------   ------------  --------     -------------------------------------------------   ------------------  ---------------
       $0        n/a         n/a     34                   Cleaning Services                           $91,697        n/a
----------   ------------  --------     -------------------------------------------------   ------------------  ---------------
 $170,141        n/a         n/a     35       TOTAL EXPENSES                                      $51,574,839        n/a
----------   ------------  --------                                                         ------------------  ---------------
  $27,053        n/a         n/a     36 SUBTOTAL                                                 ($56,679,300)       n/a
----------   ------------  --------                                                         ------------------  ---------------
                                        REORGANIZATION ITEMS:
($464,391)       n/a         n/a     37   Professional Fees                                      ($10,715,777)       n/a
----------   ------------  --------                                                         ------------------  ---------------
                 n/a         n/a     38   Provisions for Rejected Executory Contracts                                n/a
----------   ------------  --------                                                         ------------------  ---------------
                 n/a         n/a     39   Interest Earned on Accumulated Cash from                                   n/a
----------   ------------  --------       Resulting Chp 11 Case                             ------------------  ---------------
       $0        n/a         n/a     40   Gain or (Loss) from Sale of Equipment                 ($491,930,622)       n/a
----------   ------------  --------                                                         ------------------  ---------------
  ($2,500)       n/a         n/a     41   U.S. Trustee Quarterly Fees                                ($42,000)       n/a
----------   ------------  --------                                                         ------------------  ---------------
       $0        n/a         n/a     42   Writeoff of Pre-Petition Fringe Benefit Accrual          $1,068,719        n/a
----------   ------------  --------                                                         ------------------  ---------------
       $0        n/a         n/a     43   Writeoff of Pre-Petition Accrued Bonus                   $4,909,952        n/a
----------   ------------  --------     -------------------------------------------------   ------------------  ---------------
       $0        n/a         n/a     44   Writeoff of Debt & Warrant Offering Cost                ($7,255,999)       n/a
----------   ------------  --------     -------------------------------------------------   ------------------  ---------------
       $0        n/a         n/a     45   Writeoff of Deferred Cost of Sales                      ($2,961,114)       n/a
----------   ------------  --------     -------------------------------------------------   ------------------  ---------------
       $0        n/a         n/a     46   Writeoff of Investment in Subsidiaries                  ($5,185,973)       n/a
----------   ------------  --------     -------------------------------------------------   ------------------  ---------------
       $0        n/a         n/a     47   Writeoff Prepaid Expenses                               ($2,064,761)       n/a
----------   ------------  --------     -------------------------------------------------   ------------------  ---------------
($127,632)       n/a         n/a     48   Settlement Charges                                      ($1,585,555)       n/a
----------   ------------  --------     ------------------------ ------------------------   ------------------  ---------------
       $0        n/a         n/a     49   Expenses for pre-petition liabilities(3)                  ($750,000)       n/a
----------   ------------  --------     -------------------------------------------------   ------------------  ---------------
       $0        n/a         n/a     50   Refund on collocation site                                 $189,354        n/a
----------   ------------  --------     -------------------------------------------------   ------------------  ---------------
       $0                            51   Gain on adjustment of pre-petition bond interest           $541,332
----------   ------------  --------     -------------------------------------------------   ------------------  ---------------
($594,523)       n/a         n/a     52        TOTAL REORGANIZATION ITEMS                       ($515,782,444)       n/a
----------   ------------  --------                                                         ------------------  ---------------
($567,470)       n/a         n/a     53  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES         ($572,461,744)       n/a
----------   ------------  --------                                                         ------------------  ---------------
                 n/a         n/a     54   Federal & State Income Taxes                                     $0        n/a
----------   ------------  --------                                                         ------------------  ---------------
($567,470)       n/a         n/a     55  NET PROFIT (LOSS)                                      ($572,461,744)       n/a
==========   ============  ========                                                         ==================  ===============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

NOTES:

(1) The Debtor did not file a formal operations forecast with the Bankruptcy Court for this period.

(2) The Debtor will not be filing a formal operations forecast with the Bankruptcy Court for the upcoming period.

(3) Expense the settlement of unrecorded pre-petition debt. Payment made from restricted cash -- Surety Bonds.

(4) Includes payments made to former employees who are currently working under consulting agreements.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED   08/31/02
                                             -------------


    ASSETS
                                                                FROM SCHEDULES         BOOK VALUE
                                                                --------------       -------------
         CURRENT ASSETS
 1           Cash, cash equivalents and short term
             investment -- unrestricted                                              $124,971,189
                                                                                     -------------
 2           Cash, cash equivalents and short term
             investment -- restricted                                                  $7,496,283
                                                                                     -------------
 3           Accounts receivable (net)                                 A               $5,204,690
                                                                                     -------------
 4           Inventory(2)                                              B                       $0
                                                                                     -------------
 5           Prepaid expenses                                                          $1,111,346
                                                                                     -------------
 6           Professional retainers                                                       $99,278
                                                                                     -------------
 7           Other: Deferred Cost of Sales(3)                                                  $0
                    --------------------------------------------                     -------------
 8                  Deposits                                                           $1,249,847
                    --------------------------------------------                     -------------
 9                  Other receivable                                                           $0
                    --------------------------------------------                     -------------
10                  Others                                                                 $1,406
             --------------------------------------------------                      -------------
11                 TOTAL CURRENT ASSETS                                              $140,134,038
                                                                                     -------------
         PROPERTY AND EQUIPMENT (BOOK VALUE)(2)
12           Real property                                             C                       $0
                                                                                     -------------
13           Machinery and equipment                                   D                   $3,379
                                                                                     -------------
14           Furniture and fixtures                                    D                       $0
                                                                                     -------------
15           Network equipment                                         D                       $0
                                                                                     -------------
16           Leasehold improvements                                    D                       $0
                                                                                     -------------
17           Vehicles                                                  D                       $0
                                                                                     -------------
18           Other:                                                    D
                   --------------------------------------------                      -------------
19                                                                     D
             --------------------------------------------------                      -------------
20                 TOTAL PROPERTY AND EQUIPMENT                                            $3,379
                                                                                     -------------
         OTHER ASSETS
21           Network Equipment & Inventory(2)                                                  $0
                                                                                     -------------
22           Deferred Cost of Sales-Long term(3)                                               $0
                                                                                     -------------
23           Long Term Deposits                                                          $642,064
                                                                                     -------------
24           Investment in subsidiaries(3)                                                     $0
             --------------------------------------------------                      -------------
25           WCS Spectrum                                                              $1,193,793
             --------------------------------------------------                      -------------
26           Debt & Warrant Offering -- 2000(3)                                                $0
             --------------------------------------------------                      -------------
27           Intercompany receivables -- Metricom DC, LLC(1)                         $172,755,411
             --------------------------------------------------                      -------------
28                 TOTAL OTHER ASSETS                                                $174,591,268
                                                                                     -------------
29                 TOTAL ASSETS                                                      $314,728,686
                                                                                     =============

    NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

        (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.

        (2) Inventory and PP&E were sold via the Company's public auction on November 27, 2001 and to Aerie Networks. The remaining assets are computers only.

        (3) Deferred Cost of Sales, Debt & Warrant Offering cost and Investment in subsidiaries were written off from the books on 12/31/01.

        The book value of assets as maintained in the Debtor's records is reported above. No valuation of the assets has been made at this time.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES
         POST-PETITION
             CURRENT LIABILITIES
30                 Salaries and wages                                                           $0
                                                                                     --------------
31                 Payroll taxes                                                                $0
                                                                                     --------------
32                 Real and personal property taxes                                             $0
                                                                                     --------------
33                 Bonus                                                                   $59,523
                                                                                     --------------
34                 Vacation                                                                     $0
                                                                                     --------------
35                 Sales and use tax payable                                               $15,868
                                                                                     --------------
36                 Accounts payable (trade)                            A                  $925,142
                                                                                     --------------
37                 Franchise Tax Payable                                                    $8,035
                                                                                     --------------
38                 Fringe Benefits Applied                                                 $10,154
                                                                                     --------------
39                 Accrued professional fees                                            $1,592,500
                                                                                     --------------
40                 Current portion of long-term post-petition
                   debt (due within 12 months)
                                                                                     --------------
41                 Other:   Others                                                        ($12,000)
                            -----------------------------------                      --------------
42
                   --------------------------------------------                      --------------
43
                   --------------------------------------------                      --------------
44                 TOTAL CURRENT LIABILITIES                                            $2,599,223
                                                                                     --------------
45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                               $0
                                                                                     --------------
46                 TOTAL POST-PETITION LIABILITIES                                      $2,599,223
                                                                                     --------------
         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                 Secured claims                                      F                $3,470,874
                                                                                     --------------
48                 Priority unsecured claims                           F                $3,638,869
                                                                                     --------------
49                 General unsecured claims                            F              $326,585,459
                                                                                     --------------
50                 TOTAL PRE-PETITION LIABILITIES                                     $333,695,201
                                                                                     --------------
51                 TOTAL LIABILITIES                                                  $336,294,424
                                                                                     --------------
    EQUITY (DEFICIT)
52           Retained Earnings/(Deficit) at time of filing  (1)                      ($885,004,240)
                                                                                     --------------
53           Capital Stock                                                                 $30,920
                                                                                     --------------
54           Additional paid-in capital                                               $790,757,686
                                                                                     --------------
55           Warrants to purchase Common Stock                                          $6,328,173
                                                                                     --------------
56           Accum other comprehensive income                                             $105,564
                                                                                     --------------
57           Cumulative profit/(loss) since filing of case                           ($572,461,744)
                                                                                     --------------
             Preferred Stock                                                          $638,677,904
                                                                                     --------------
58           Equity adjustment for pre-petition liabilities due
             to Chapter 11 filing (2)                                                           $0
                                                                                     --------------
59                 TOTAL EQUITY (DEFICIT)                                             ($21,565,738)
                                                                                     --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                            $314,728,686
                                                                                     ==============


    NOTE: (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee of Metricom DC, LLC., a wholly-owned subsidiary of the Debtor.

          (2) Reclassification of the pre-petition liabilities from Equity to Schedule F. The amounts were erroneously scheduled in prior Monthly Operating Reports as an adjustment to equity.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                                  ACCOUNTS RECEIVABLE         ACCOUNTS PAYABLE       PAST DUE
                                                                [PRE AND POST PETITION]      [POST PETITION]   POST PETITION DEBT
                                                                -----------------------      ----------------  ------------------
    0 -30 Days                                                                     $0               $389,883
                                                                -----------------------      ----------------
    31-60 Days                                                                     $0                $78,710
                                                                -----------------------      ----------------
    61-90 Days                                                                     $0                $52,429            $535,259 (1)
                                                                -----------------------      ----------------  ------------------
    91+ Days                                                               $6,848,744               $404,120
                                                                -----------------------      ----------------
    Total accounts receivable/payable                                      $6,848,744               $925,142
                                                                -----------------------      ================
    Allowance for doubtful accounts                                        $1,644,054
                                                                -----------------------
    Accounts receivable (net)                                              $5,204,690
                                                                =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                              COST OF GOODS SOLD
                                                                                                         ------------------
                                         INVENTORY(IES)         INVENTORY BEGINNING OF MONTH                            $0
                                           BALANCE AT
                                          END OF MONTH
                                                                                                         ------------------
                                                                Add -
    Retail/Restaurants -                                          Net purchase
                                                                                                         ------------------
      Product for resale                                          Direct labor
                                  -------------------------                                              ------------------
                                                                  Manufacturing overhead
                                                                                                         ------------------
    Distribution -                                                Freight in
                                                                                                         ------------------
      Products for resale                                         Other:                                                $0
                                  -------------------------                                              ------------------
                                                                                                                        $0
                                                                ---------------------------------------  ------------------
    Manufacturer -                                                                                                      $0
                                                                ---------------------------------------  ------------------
      Raw Materials                                     $0
                                  -------------------------
      Work-in-progress                                  $0      Less -
                                  -------------------------
      Finished goods                                    $0        Inventory End of Month                                $0
                                  -------------------------                                              ------------------
                                                                  Shrinkage
                                                                                                         ------------------
    Other - Explain                                               Inventory sold and write off
                                  -------------------------                                              ------------------

    ------------------------------
                                                                Cost of Goods Sold                                      $0
    ------------------------------                                                                       ==================
        TOTAL                                           $0
                                  =========================

    METHOD OF INVENTORY CONTROL                                 INVENTORY VALUATION METHODS
    Do you have a functioning perpetual inventory system?       Indicate by a checkmark method of inventory used.
              Yes [ ]     No [ ]

    How often do you take a complete physical inventory?        Valuation methods -
                                                                    FIFO cost                       [ ]

      Weekly                                                        LIFO cost                       [ ]
                       ------
      Monthly                                                       Lower of cost or market         [ ]
                       ------
      Quarterly                                                     Retail method                   [ ]
                       ------
      Semi-annually                                                 Other                           [ ]
                       ------
      Annually                                                        Explain
                       ------

Date of last physical inventory was    Not Applicable
                                     ----------------------     -----------------------------------------------------------

                                                                -----------------------------------------------------------
Date of next physical inventory is     Not Applicable
                                     ----------------------     -----------------------------------------------------------

NOTE:

    (1) Represents the 20% holdback of approved professional fees and $404,120 of professional fee invoice from Houlihan Lokey.

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                      COST              MARKET VALUE
                                                                                 ----              ------------
      None                                                                               $0                      $0
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

                                   SCHEDULE D
                          OTHER DEPRECIABLE ASSETS (1)

Description                                                                      COST               BOOK VALUE
                                                                                 ----               ----------
Machinery & Equipment -
      -----------------------------------------------
      Computer Hardware                                                             $21,302                 $21,302
      -----------------------------------------------                       ----------------    --------------------
         Accumulated Depreciation                                                  ($17,923)               ($17,923)
      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                          $3,379                  $3,379
                                                                            ================    ====================

Furniture & Fixtures -

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Network  Equipment -

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Leasehold Improvements -

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================
Vehicles -

      -----------------------------------------------                       ----------------    --------------------

      -----------------------------------------------                       ----------------    --------------------
      Total                                                                              $0                      $0
                                                                            ================    ====================

NOTE:

    (1) Sale of assets through the Company's public auction dated November 27, 2001 and to Aerie Networks.

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE (1)                         0-30 DAYS      31-60 DAYS     61-90 DAYS      91+ DAYS          TOTAL
                                          ---------      ----------     ----------      --------          -----
FEDERAL
       Income Tax Withholding                      $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       FICA - Employee                             $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       FICA - Employer                             $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Unemployment (FUTA)                         $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Income                                      $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Other (Attach List)                         $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
TOTAL FEDERAL TAXES                                $0              $0             $0             $0              $0
                                        -------------- --------------- -------------- --------------   -------------
STATE AND LOCAL
       Income Tax Withholding                      $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Unemployment (UT)                           $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Disability Insurance (DI)                   $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Empl. Training Tax (ETT)                    $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Sales and Use Tax                           $0                                       $15,868         $15,868
                                        -------------- --------------- -------------- --------------   -------------
       Excise                                      $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Real property (2)                           $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Personal property (2)                       $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Income                                      $0                                                            $0
                                        -------------- --------------- -------------- --------------   -------------
       Other (Franchise Tax)                       $0              $0             $0         $8,035          $8,035
                                        -------------- --------------- -------------- --------------   -------------
TOTAL STATE & LOCAL TAXES                          $0              $0             $0        $23,903         $23,903
                                        -------------- --------------- -------------- --------------   -------------
TOTAL TAXES                                        $0              $0             $0        $23,903         $23,903
                                        ============== =============== ============== ==============   =============

(1) ACCRUAL BASIS ACCOUNTING REPORTED FOR POST-PETITION TAXES.

(2) IN PRIOR MONTHLY OPERATING REPORTS, $220,000 AND $1,847,592 WERE REPORTED ERRONEOUSLY AS POST-PETITION REAL AND PERSONAL PROPERTY TAXES, WHICH SHOULD HAVE BEEN SCHEDULED AS PRE-PETITION TAXES.

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


                                                                          CLAIMED          ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                              AMOUNT (2)      AMOUNT (3)
-------------------------------------------                              ----------      ----------
       Secured claims  (1)                                                $3,470,874     $3,470,874
                                                                       -------------- --------------
       Priority claims other than taxes                                       $4,650       $364,522
                                                                       -------------- --------------
       Priority tax claims                                                $1,979,948     $3,274,347
                                                                       -------------- --------------
       General unsecured claims                                         $961,883,175   $326,585,459
                                                                       -------------- --------------


    (1) The balance represents the amount originally filed in the Debtors' Schedule of Assets and Liabilities (SoAL).

    (2) The above amount represents the total claimed amount originally filed. As of 8/31/02 Creditors have filed claims of approximately $1.0 billion. The Debtors are reviewing all filed claims and will revise the listed amounts in subsequent Monthly Operating Reports.

    (3) The total represents the Debtors' balance recorded in accordance with GAAP as of 8/31/02. This amount does not include any contingent, unliquidated, or disputed claims that were either originally scheduled by the Debtor or filed as a claim by the Creditors. As of 8/31/02 the total amount of the claims filed was approximately $1.0 billion. The Debtor is working with its financial and legal advisors to assess the validity of each claim to determine the estimated allowed amount. In addition, on 6/14/02 approximately $39,000,000 was paid to the Bondholders for the accrual interest and and principal.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                          ACCOUNT 1      ACCOUNT 2       ACCOUNT 3      ACCOUNT 4
                                          ---------      ---------       ---------      ---------
Bank                                    Please refer to attached statement.
                                        ------------------------------ -------------- --------------
Account Type
                                        -------------- --------------- -------------- --------------
Account No.
                                        -------------- --------------- -------------- --------------
Account Purpose
                                        -------------- --------------- -------------- --------------
Balance, End of Month
                                        -------------- --------------- -------------- --------------
Total Funds on Hand for all Accounts     $132,467,472
                                        --------------

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                                                                       8/31/2002        8/31/2002
                             ACCOUNT NO.             ACCOUNT TYPE              ACCOUNT PURPOSE       BANK BALANCE      BOOK BALANCE
                             -----------             ------------              ---------------       ------------      ------------
BANKS
Wells Fargo General
  Account                    4487-098311            General Banking            General Banking                   $0              $0
Wells Fargo Controlled
  Disbursement Account       4759-600877            General Banking            General Banking                   $0              $0
Wells Fargo Southeast
  PC Account                 4375-685799            General Banking            General Banking                   $0              $0
Wells Fargo Northeast
  Account                    4375-685815            General Banking            General Banking                   $0              $0
Wells Fargo Western
  Region Account             4375-685823            General Banking            General Banking                   $0              $0
Wells Fargo Northern
  Central Account            4375-686193            General Banking            General Banking                   $0              $0
Wells Fargo Ricochet
  Account                    4487-098485            General Banking            General Banking                   $0              $0
Wells Fargo Metricom
  Account                    4496-812934            General Banking            General Banking                   $0              $0
Wells Fargo Flex
  Benefits Account           4761-067420            General Banking            General Banking                   $0              $0
Wells Fargo Medical
  Benefits Account           4761-067438            General Banking            General Banking                   $0              $0
Wells Fargo LLC Account      4487-099655            General Banking            General Banking                   $0              $0
Union Bank of
  California                 6450-135869            General Banking            General Banking                   $0              $0
Union Bank of
  California - Payroll       6450-136792            General Banking            General Banking                   $0              $0
Union Bank of
  California - General       2180043112            CHPT. 11 Banking            General Banking                   $0              $0
Union Bank of
  California - General       2180043244            CHPT. 11 Banking            General Banking             $103,589        ($18,913)
Union Bank of
  California - Payroll       2180043252            CHPT. 11 Banking            General Banking               $5,835          $5,835
Union Bank of
  California - Tax           2180043260            CHPT. 11 Banking            General Banking                   $0              $0
Union Bank of
  California - Medical       2180043279            CHPT. 11 Banking            General Banking                   $0              $0
Union Bank of
  California - Flex
  Benefits                   2180043287            CHPT. 11 Banking            General Banking                   $0              $0
Union Bank of
  California - Escrow        2180043740            CHPT. 11 Banking            General Banking                   $0              $0
Union Bank of
  California - General
  Pre-petition               2180043147             General Banking            General Banking                   $0              $0
Union Bank of
  California - Payroll
  Pre-petition               2180043155             General Banking            General Banking                   $0              $0
Wells Fargo CD's

MONEY MARKET ACCOUNTS
Janus Institutional         881-881235108         Money Market Funds          Account invests in
                                                                               A1/P1 funds only         $50,493,532     $50,493,532
Fidelity Institutional     0059-00493084842       Money Market Funds          Account invests in
                                                                               A1/P1 funds only         $33,409,485     $33,409,485
JP Morgan Institutional        5012931            Money Market Funds          Account invests in
                                                                               A1/P1 funds only                  $0              $0
Dreyfus Institutional      288-0981002876         Money Market Funds          Account invests in
                                                                               A1/P1 funds only                  $0              $0

INSTITUTIONAL ACCOUNTS
  - ST INVESTMENTS
AIG Money Market Fund        000MB2890-1       Investments in CP, Money       Account invests in
                                               Market Funds, Treasuries        A1/P1 funds only          $5,514,809      $5,514,809
Morgan Stanley & Co.         14-78C44-1        Investments in CP, Money       Account invests in
                                               Market Funds, Treasuries        A1/P1 funds only         $39,611,356     $39,611,356
Salomon Smith Barney        449-0H399-19       Investments in CP, Money       Account invests in
                                               Market Funds, Treasuries        A1/P1 funds only                  $0              $0
Lehman Brothers             833-79266-15       Investments in CP, Money       Account invests in
                                               Market Funds, Treasuries        A1/P1 funds only          $1,222,849      $1,222,849
Wells Fargo Asset Mgmt         138816          Investments in CP, Money       Account invests in
                                               Market Funds, Treasuries        A1/P1 funds only            $151,859        $151,859
Wells Fargo Asset Mgmt
  Pledged                      2215431         Investments in CP, Money  Account holds collateral for
                                               Market Funds, Treasuries  outstanding Letters of Credit   $1,474,919      $1,474,919

LT INVESTMENTS
Bank One                     204821-000           Government T-Strips     Restricted Bonds for Coupon
                                                                                   payments                $216,724        $216,724
State Street Bank            127415-010          Money Market account          Escrow account for          $289,830        $289,830
                                                                                 Tim Dreisbach

EQUITY INVESTMENTS
Lehman Brothers             833-41241-15           Equity stake in         Own 20,700 stake in PKTR
                                                   Packeteer, Inc.            at a purchase price
                                                                                  of $0.25                  $94,185         $94,185

Petty Cash on hand                                                                                           $1,000          $1,000

                                                                                                       ----------------------------
                                                                                                       $132,589,974    $132,467,472
                                                                                                       ============================

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED  08/31/02
                                             -----------

                                                                                  Actual                   Cumulative
                                                                               Current Month             (Case to Date)
                                                                               -------------             --------------
    CASH RECEIPTS
1         Rent/Leases Collected
                                                                             -------------------        ------------------
2         Cash Received from Sales                                                       $1,410                  $835,876
                                                                             -------------------        ------------------
3         Interest Received                                                            $197,172                $3,810,352
                                                                             -------------------        ------------------
4         Borrowings
                                                                             -------------------        ------------------
5         Funds from Shareholders, Partners, or Other Insiders
                                                                             -------------------        ------------------
6         Capital Contributions
                                                                             -------------------        ------------------
7              Legal Settlement                                                                                    $9,000
          ------------------------------------------------------             -------------------        ------------------
8              Proceeds from sale of common stock in Packeteer,
               Inc.                                                                                            $1,810,635
          ------------------------------------------------------             -------------------        ------------------
9              Interest Accrued on Government Strip                                                              $913,643
          ------------------------------------------------------             -------------------        ------------------
10             Unrealized gain on short term investment                                 $20,907                  $145,214
          ------------------------------------------------------             -------------------        ------------------
11             Proceeds from sale of fixed assets/Inventory                                                    $9,575,568
          ------------------------------------------------------             -------------------        ------------------
12             Miscellaneous refund                                                      $6,452                  $815,562
          ------------------------------------------------------             -------------------        ------------------
13             Voided cashier's checks paid for pre-petition
               liabilities                                                                                       $474,226
          ------------------------------------------------------             -------------------        ------------------
14             TOTAL CASH RECEIPTS                                                     $225,941               $18,390,076
                                                                             -------------------        ------------------
    CASH DISBURSEMENTS
15        Payments for Inventory
                                                                             -------------------        ------------------
16        Selling
                                                                             -------------------        ------------------
17        Administrative                                                                $76,909               $10,893,024
                                                                             -------------------        ------------------
18        Capital Expenditures
                                                                             -------------------        ------------------
19        Principal Payments on Debt
                                                                             -------------------        ------------------
20        Interest and Principal Payment on Bonds (Court Approved)                                            $39,000,000
                                                                             -------------------        ------------------
          Rent/Lease:
21             Personal Property
                                                                             -------------------        ------------------
22             Real Property                                                            $10,060                $4,208,030
                                                                             -------------------        ------------------
          Amount Paid to Owner(s)/Officer(s)
23             Salaries                                                                                          $222,327
                                                                             -------------------        ------------------
24             Draws
                                                                             -------------------        ------------------
25             Commissions/Royalties
                                                                             -------------------        ------------------
26             Expense Reimbursements                                                                              $7,618
                                                                             -------------------        ------------------
27             Other (includes Retention Bonuses)                                                                $142,897
                                                                             -------------------        ------------------
28        Salaries/Commissions (less employee withholding) (3)                          $38,029                $4,484,392
                                                                             -------------------        ------------------
29        Management Fees
                                                                             -------------------        ------------------
          Taxes:
30             Employee Withholding                                                                            $2,399,779
                                                                             -------------------        ------------------
31             Employer Payroll Taxes                                                                            $351,492
                                                                             -------------------        ------------------
32             Real Property Taxes                                                                               $237,230
                                                                             -------------------        ------------------
33             Other Taxes                                                                                       $229,867
                                                                             -------------------        ------------------
34        Other Cash Outflows:
                                                                             -------------------        ------------------
35             ESPP refund                                                                                       $512,394
               -------------------------------------------------             -------------------        ------------------
36             Employee Expense Reimbursements (3)                                         $988                  $231,486
               -------------------------------------------------             -------------------        ------------------
37             Severance                                                                                         $448,842
               -------------------------------------------------             -------------------        ------------------
38             Reverse the unrealized gain for Packeteer
               Shares (1)                                                                                      $1,640,834
               -------------------------------------------------             -------------------        ------------------
39             Retention Bonus                                                                                   $838,713
               -------------------------------------------------             -------------------        ------------------
40             Professional fees paid for services in connection
               with Chp 11 case                                                         $421,052                $5,026,752
               -------------------------------------------------             -------------------        ------------------
41             U.S. Trustee Quarterly Fees                                               $2,500                   $42,000
               -------------------------------------------------             -------------------        ------------------
42             Expenses for Pre-petition liabilities (2)                                                         $750,000
               -------------------------------------------------             -------------------        ------------------
43             Settlement Charges                                                      $128,000                $1,585,923
               -------------------------------------------------             -------------------        ------------------
44             TOTAL CASH DISBURSEMENTS:                                               $677,538               $73,253,600
                                                                             -------------------        ------------------
45  NET INCREASE (DECREASE) IN CASH                                                   ($451,597)             ($54,863,524)
                                                                             -------------------        ------------------
46  CASH BALANCE, BEGINNING OF PERIOD                                              $132,919,069              $187,330,996
                                                                             -------------------        ------------------
47  CASH BALANCE, END OF PERIOD                                                    $132,467,472              $132,467,472
                                                                             ===================        ==================

NOTES:

    (1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.

    (2) Reduction of restricted cash - Surety Bonds.

    (3) Includes payments made to former employees who are currently working under consulting agreements.

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED  08/31/02
                                             -----------

     CASH FLOWS FROM OPERATING ACTIVITIES                                                   ACTUAL       CUMULATIVE
                                                                                         CURRENT MONTH  (CASE TO DATE)
                                                                                         -------------  --------------
1         Cash Received from Sales                                                             $1,410        $835,876
                                                                                         -------------  --------------
2         Rent/Leases Collected
                                                                                         -------------  --------------
3         Interest Received                                                                  $197,172      $3,810,352
                                                                                         -------------  --------------
4         Cash Paid to Suppliers
                                                                                         -------------  --------------
5         Cash Paid for Selling Expenses
                                                                                         -------------  --------------
6         Cash Paid for Administrative Expenses                                               $76,909     $10,893,024
                                                                                         -------------  --------------
          Cash Paid for Rents/Leases:
7            Personal Property
                                                                                         -------------  --------------
8            Real Property                                                                    $10,060      $4,208,030
                                                                                         -------------  --------------
9         Cash Paid for Interest
                                                                                         -------------  --------------
10        Cash Paid for Net Payroll and Benefits (3)                                          $38,029      $4,484,392
                                                                                         -------------  --------------
          Cash Paid to Owner(s)/Officer(s)
11           Salaries                                                                                        $222,327
                                                                                         -------------  --------------
12           Draws
                                                                                         -------------  --------------
13           Commissions/Royalties
                                                                                         -------------  --------------
14           Expense Reimbursements                                                                            $7,618
                                                                                         -------------  --------------
15           Other (includes Retention Bonuses)                                                              $142,897
                                                                                         -------------  --------------
          Cash Paid for Taxes Paid/Deposited to Tax Acct.
16           Employer Payroll Tax                                                                            $351,492
                                                                                         -------------  --------------
17           Employee Withholdings                                                                         $2,399,779
                                                                                         -------------  --------------
18           Real Property Taxes                                                                             $237,230
                                                                                         -------------  --------------
19           Other Taxes                                                                                     $229,867
                                                                                         -------------  --------------
20        Cash Paid for General Expenses
                                                                                         -------------  --------------
21        Other cash inflows:
          --------------------------------------------------------------------           -------------  --------------
22           Legal settlement                                                                                  $9,000
          --------------------------------------------------------------------           -------------  --------------
23           Proceeds from sale of common stock in Packeteer, Inc.                                         $1,810,635
          --------------------------------------------------------------------           -------------  --------------
24           Interest accrued on government strip                                                            $913,643
          --------------------------------------------------------------------           -------------  --------------
25           Unrealized gain on short term investment                                         $20,907        $145,214
          --------------------------------------------------------------------           -------------  --------------
26           Proceeds from sale of fixed assets/Inventory                                                  $9,575,568
          --------------------------------------------------------------------           -------------  --------------
27           Miscellaneous refund                                                              $6,452        $815,562
          --------------------------------------------------------------------           -------------  --------------
28           Voided cashier's checks paid for pre-petition expenses                                          $474,226
          --------------------------------------------------------------------           -------------  --------------
          Other cash outflows:
          --------------------------------------------------------------------           -------------  --------------
29           ESPP refund                                                                                     $512,394
          --------------------------------------------------------------------           -------------  --------------
30           Employee expense reimbursement (3)                                                  $988        $231,486
          --------------------------------------------------------------------           -------------  --------------
31           Severance                                                                                       $448,842
          --------------------------------------------------------------------           -------------  --------------
32           Reverse the unrealized gain on Packeteer shares (1)                                           $1,640,834
          --------------------------------------------------------------------           -------------  --------------
33           Retention Bonus                                                                                 $838,713
          --------------------------------------------------------------------           -------------  --------------
34           Expenses for pre-petition liabilities (2)                                                       $750,000
          --------------------------------------------------------------------           -------------  --------------
35           Interest and principal payment on Bonds (Court Approved)                                     $39,000,000
          --------------------------------------------------------------------           -------------  --------------
36           NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
             REORGANIZATION ITEMS                                                             $99,955    ($48,208,849)
                                                                                         -------------  --------------
     CASH FLOWS FROM REORGANIZATION ITEMS
37        Interest Received on Cash Accumulated Due to Chp 11 Case
                                                                                         -------------  --------------
38        Professional Fees Paid for Services in Connection with Chp 11 Case                ($421,052)    ($5,026,752)
                                                                                         -------------  --------------
39        U.S. Trustee Quarterly Fees                                                         ($2,500)       ($42,000)
          --------------------------------------------------------------------           -------------  --------------
40        Settlement Charges                                                                ($128,000)    ($1,585,923)
          --------------------------------------------------------------------           -------------  --------------
41           NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                               ($551,552)    ($6,654,675)
                                                                                         -------------  --------------
42   NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS             ($451,597)   ($54,863,524)
                                                                                         -------------  --------------
     CASH FLOWS FROM INVESTING ACTIVITIES
43        Capital Expenditures
                                                                                         -------------  --------------
44        Proceeds from Sales of Capital Goods due to Chp 11 Case
                                                                                         -------------  --------------
45
          --------------------------------------------------------------------           -------------  --------------
46           NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                      $0              $0
                                                                                         -------------  --------------
     CASH FLOWS FROM FINANCING ACTIVITIES
47        Net Borrowings (Except Insiders)
                                                                                         -------------  --------------
48        Net Borrowings from Shareholders, Partners, or Other Insiders
                                                                                         -------------  --------------
49        Capital Contributions
                                                                                         -------------  --------------
50        Principal Payments
                                                                                         -------------  --------------
51
          --------------------------------------------------------------------           -------------  --------------
52           NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                      $0              $0
                                                                                         -------------  --------------
53   NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                   ($451,597)   ($54,863,524)
                                                                                         -------------  --------------
54   CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                     $132,919,069    $187,330,996
                                                                                         -------------  --------------
55   CASH AND CASH EQUIVALENTS AT END OF MONTH                                           $132,467,472    $132,467,472
                                                                                         =============  ==============

NOTES:

    (1) Adjustment to the Packeteer Stock for changes in market value from the petition date to the date of this report.

    (2) Reduction of restricted cash - Surety Bonds.

    (3) Includes payments made to former employees who are currently working under consulting agreements.

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom Finance, Inc.               CASE NO.     01-53297
                                                        ------------

                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:   Aug-02                         PETITION DATE:    07/02/01
                ------------                                    ----------------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting      [ ]
    (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the
    Debtor). Dollars reported in $1

                                                                         END OF CURRENT      END OF PRIOR         AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                             MONTH              MONTH                FILING
                                                                         --------------      ------------         ---------------

    a.  Current Assets                                                              $0                $0
                                                                         --------------      ------------
    b.  Total Assets                                                                $0                $0                      $0
                                                                         --------------      ------------         ---------------
    c.  Current Liabilities                                                         $0                $0
                                                                         --------------      ------------
    d.  Total Liabilities                                                           $0                $0                      $0
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                  CURRENT MONTH      PRIOR MONTH           (CASE TO DATE)
                                                                         --------------      ------------         ---------------
    a.  Total Receipts                                                              $0                $0                      $0
                                                                         --------------      ------------         ---------------
    b.  Total Disbursements                                                         $0                $0                      $0
                                                                         --------------      ------------         ---------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                  $0                $0                      $0
                                                                         --------------      ------------         ---------------
    d.  Cash Balance Beginning of Month                                             $0                $0                      $0
                                                                         --------------      ------------         ---------------
    e.  Cash Balance End of Month (c + d)                                           $0                $0                      $0
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
                                                                          CURRENT MONTH      PRIOR MONTH          (CASE TO DATE)
                                                                         --------------      ------------         ---------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                  $0                $0                      $0
                                                                         --------------      ------------         ---------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                     $0                $0
                                                                         --------------      ------------
6.  POST-PETITION LIABILITIES                                                       $0                $0
                                                                         --------------      ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                          $0                $0
                                                                         --------------      ------------

AT THE END OF THIS REPORTING MONTH:                                                            YES            NO
                                                                                               ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the               [ ]            [X]
    normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach listing                      [ ]            [X]
    including date of payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the                     [ ]            [ ]
    court?

11. Have any payments been made to officers, insiders, shareholders, relatives?                [ ]            [X]
    (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general                       [X]            [ ]
    liability?

13. Are a plan and disclosure statement on file?                                               [X](1)         [ ]

14. Was there any post-petition borrowing during this reporting period?                        [ ]            [X]

15. Check if paid: Post-petition taxes [ ];        U.S. Trustee Quarterly Fees [ ];  Check if filing is current for: Post-petition
    tax reporting and tax returns:     [ ].
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

(1) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  9/17/02                          /s/ Paul J. Weber
      ----------------------            ----------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                       For the Month Ended    08/31/02
                                          ----------------


        CURRENT MONTH
----------------------------
                                                                                                     CUMULATIVE      NEXT MONTH
ACTUAL   FORECAST   VARIANCE                                                                       (CASE TO DATE)     FORECAST
------   --------   --------                                                                       --------------    -----------
                                    REVENUES:
   $0         $0         $0       1   Gross Sales                                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       2   less: Sales Returns & Allowances                                        $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       3   Net Sales                                                               $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       4   less: Cost of Goods Sold             (Schedule 'B')                     $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       5   Gross Profit                                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       6   Interest                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       7   Other Income:                                                           $0             $0
------   --------   --------                                -----------------------------------    --------------    -----------
                                  8
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                  9
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      10       TOTAL REVENUES                                                      $0             $0
------   --------   --------                                                                       --------------    -----------
                                    EXPENSES:
   $0         $0         $0      11   Compensation to Owner(s)/Officer(s)                                     $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      12   Salaries                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      13   Commissions                                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      14   Contract Labor                                                          $0             $0
------   --------   --------                                                                       --------------    -----------
                                      Rent/Lease:
   $0         $0         $0      15       Personal Property                                                   $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      16       Real Property                                                       $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      17   Insurance                                                               $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      18   Management Fees                                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      19   Depreciation                                                            $0             $0
------   --------   --------                                                                       --------------    -----------
                                      Taxes:
   $0         $0         $0      20       Employer Payroll Taxes                                              $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      21       Real Property Taxes                                                 $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      22       Other Taxes                                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      23   Other Selling                                                           $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      24   Other Administrative                                                    $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      25   Interest                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      26   Other Expenses:                                                         $0             $0
------   --------   --------                                -----------------------------------    --------------    -----------
   $0         $0         $0      27                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      28                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      29                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      30                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      31                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      32                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      33                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      34                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      35       TOTAL EXPENSES                                                      $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      36 SUBTOTAL                                                                  $0             $0
------   --------   --------                                                                       --------------    -----------
                                    REORGANIZATION ITEMS:
   $0         $0         $0      37   Professional Fees                                                       $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      38   Provisions for Rejected Executory Contracts                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      39   Interest Earned on Accumulated Cash from                                $0             $0
------   --------   --------          Resulting Chp 11 Case                                        --------------    -----------
   $0         $0         $0      40   Gain or (Loss) from Sale of Equipment                                   $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      41   U.S. Trustee Quarterly Fees                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      42                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      43        TOTAL REORGANIZATION ITEMS                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                           $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      45   Federal & State Income Taxes                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      46 NET PROFIT (LOSS)                                                         $0             $0
======   ========   ========                                                                       ==============    ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                      FOR THE MONTH ENDED     08/31/02
                                         -------------------

ASSETS

                                                                        FROM SCHEDULES           MARKET VALUE
                                                                        --------------           ------------
    CURRENT ASSETS
 1        Cash and cash equivalents - unrestricted                                                        $0
                                                                                                 ------------
 2        Cash and cash equivalents - restricted                                                          $0
                                                                                                 ------------
 3        Accounts receivable (net)                                           A                           $0
                                                                                                 ------------
 4        Inventory                                                           B                           $0
                                                                                                 ------------
 5        Prepaid expenses                                                                                $0
                                                                                                 ------------
 6        Professional retainers                                                                          $0
                                                                                                 ------------
 7        Other:                                                                                          $0
                    ----------------------------------------------                               ------------
 8
          --------------------------------------------------------                               ------------
 9                  TOTAL CURRENT ASSETS                                                                  $0
                                                                                                 ------------
    PROPERTY AND EQUIPMENT (MARKET VALUE)
10        Real property                                                       C                           $0
                                                                                                 ------------
11        Machinery and equipment                                             D                           $0
                                                                                                 ------------
12        Furniture and fixtures                                              D                           $0
                                                                                                 ------------
13        Office equipment                                                    D                           $0
                                                                                                 ------------
14        Leasehold improvements                                              D                           $0
                                                                                                 ------------
15        Vehicles                                                            D                           $0
                                                                                                 ------------
16        Other:                                                              D                           $0
                    ----------------------------------------------                               ------------
17                                                                            D                           $0
          --------------------------------------------------------                               ------------
18                                                                            D                           $0
          --------------------------------------------------------                               ------------
19                                                                            D                           $0
          --------------------------------------------------------                               ------------
20                                                                            D                           $0
          --------------------------------------------------------                               ------------
21                  TOTAL PROPERTY AND EQUIPMENT                                                          $0
                                                                                                 ------------
    OTHER ASSETS
22        Loans to shareholders                                                                           $0
                                                                                                 ------------
23        Loans to affiliates                                                                             $0
                                                                                                 ------------
24
          --------------------------------------------------------                               ------------
25
          --------------------------------------------------------                               ------------
26
          --------------------------------------------------------                               ------------
27
          --------------------------------------------------------                               ------------
28                  TOTAL OTHER ASSETS                                                                    $0
                                                                                                 ------------
29                  TOTAL ASSETS                                                                          $0
                                                                                                 ============

     NOTE:
          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES
          POST-PETITION
                CURRENT LIABILITIES
30                        Salaries and wages                                                                                  $0
                                                                                                                   --------------
31                        Payroll taxes                                                                                       $0
                                                                                                                   --------------
32                        Real and personal property taxes                                                                    $0
                                                                                                                   --------------
33                        Income taxes                                                                                        $0
                                                                                                                   --------------
34                        Sales taxes                                                                                         $0
                                                                                                                   --------------
35                        Notes payable (short term)                                                                          $0
                                                                                                                   --------------
36                        Accounts payable (trade)                                                   A                        $0
                                                                                                                   --------------
37                        Real property lease arrearage                                                                       $0
                                                                                                                   --------------
38                        Personal property lease arrearage                                                                   $0
                                                                                                                   --------------
39                        Accrued professional fees                                                                           $0
                                                                                                                   --------------
40                        Current portion of long-term post-petition debt (due within 12 months)                              $0
                                                                                                                   --------------
41                        Other:                                                                                              $0
                                      ---------------------------------------------------                          --------------
42
                          ---------------------------------------------------------------                          --------------
43
                          ---------------------------------------------------------------                          --------------
44                        TOTAL CURRENT LIABILITIES                                                                           $0
                                                                                                                   --------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                          $0
                                                                                                                   --------------
46                        TOTAL POST-PETITION LIABILITIES                                                                     $0
                                                                                                                   --------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                        Secured claims                                                             F                        $0
                                                                                                                   --------------
48                        Priority unsecured claims                                                  F                        $0
                                                                                                                   --------------
49                        General unsecured claims                                                   F                        $0
                                                                                                                   --------------
50                        TOTAL PRE-PETITION LIABILITIES                                                                      $0
                                                                                                                   --------------
51                        TOTAL LIABILITIES                                                                                   $0
                                                                                                                   --------------
    EQUITY (DEFICIT)
52              Retained Earnings/(Deficit) at time of filing                                                                 $0
                                                                                                                   --------------
53              Capital Stock                                                                                                 $0
                                                                                                                   --------------
54              Additional paid-in capital                                                                                    $0
                                                                                                                   --------------
55              Cumulative profit/(loss) since filing of case                                                                 $0
                                                                                                                   --------------
56              Post-petition contributions/(distributions) or (draws)                                                        $0
                                                                                                                   --------------
57
                          ---------------------------------------------------------------                          --------------
58              Market value adjustment                                                                                       $0
                                                                                                                   --------------
59                        TOTAL EQUITY (DEFICIT)                                                                              $0
                                                                                                                   --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                    $0
                                                                                                                   ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                            ACCOUNTS RECEIVABLE   ACCOUNTS PAYABLE       PAST DUE
RECEIVABLES AND PAYABLES AGINGS                           [PRE AND POST PETITION]  [POST PETITION]  POST PETITION DEBT
                                                          ----------------------- ---------------   -------------------
     0 -30 Days                                                               $0              $0
                                                          ----------------------- ---------------
     31-60 Days                                                               $0              $0
                                                          ----------------------- ---------------
     61-90 Days                                                               $0              $0                    $0
                                                          ----------------------- ---------------   -------------------
     91+ Days                                                                 $0              $0
                                                          ----------------------- ---------------
     Total accounts receivable/payable                                        $0              $0
                                                          ----------------------- ===============
     Allowance for doubtful accounts                                          $0
                                                          -----------------------
     Accounts receivable (net)                                                $0
                                                          =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
----------------------------------                          ------------------
                                        INVENTORY(IES)
                                         BALANCE AT
                                        END OF MONTH        INVENTORY BEGINNING OF MONTH                                $0
                                        ------------                                                         --------------
                                                            Add -
     Retail/Restaurants -                                     Net purchase                                              $0
                                                                                                             --------------
       Product for resale                         $0          Direct labor                                              $0
                                        -------------                                                        --------------
                                                              Manufacturing overhead                                    $0
                                                                                                             --------------
     Distribution -                                           Freight in                                                $0
                                                                                                             --------------
       Products for resale                        $0          Other:                                                    $0
                                        -------------                                                        --------------

                                                            ----------------------------------------------   --------------
     Manufacturer -
                                                            ----------------------------------------------   --------------
       Raw Materials                              $0
                                        -------------
       Work-in-progress                           $0        Less -
                                        -------------
       Finished goods                             $0          Inventory End of Month                                    $0
                                        -------------                                                        --------------
                                                              Shrinkage                                                 $0
                                                                                                             --------------
     Other - Explain                              $0          Personal Use                                              $0
                                        -------------                                                        --------------

     -----------------------------------
                                                            Cost of Goods Sold                                          $0
     -----------------------------------                                                                     ==============
         TOTAL                                    $0
                                        =============

     METHOD OF INVENTORY CONTROL                            INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?  Indicate by a checkmark method of inventory used.
                     Yes [ ]         No [ ]
     How often do you take a complete physical inventory?   Valuation methods -

                                                                FIFO cost                                          [ ]

       Weekly                                                   LIFO cost                                          [ ]
                               ---------
       Monthly                                                  Lower of cost or market                            [ ]
                               ---------
       Quarterly                                                Retail method                                      [ ]
                               ---------
       Semi-annually                                            Other                                              [ ]
                               ---------
       Annually                                                   Explain
                               ---------

Date of last physical inventory was Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                                            -----------------------------------------------------------------
Date of next physical inventory is  Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
Machinery & Equipment -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Furniture & Fixtures -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Office Equipment -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Leasehold Improvements -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Vehicles -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                           0-30 DAYS  31-60 DAYS 61-90 DAYS 91+ DAYS    TOTAL
                                                        ---------  ---------- ---------- --------    -----
FEDERAL
         Income Tax Withholding                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         FICA - Employee                                      $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         FICA - Employer                                      $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Unemployment (FUTA)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Income                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Other (Attach List)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL FEDERAL TAXES                                           $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
STATE AND LOCAL
         Income Tax Withholding                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Unemployment (UT)                                    $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Disability Insurance (DI)                            $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Empl. Training Tax (ETT)                             $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Sales                                                $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Excise                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Real property                                        $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Personal property                                    $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Income                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Other (Attach List)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL STATE & LOCAL TAXES                                     $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL TAXES                                                   $0          $0         $0       $0       $0
                                                        =========  ========== ========== ========    =====

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                             CLAIMED  ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                   AMOUNT AMOUNT (b)
-------------------------------------------                  ------- ----------
         Secured claims  (a)                                     $0         $0
                                                             ------- ----------
         Priority claims other than taxes                        $0         $0
                                                             ------- ----------
         Priority tax claims                                     $0         $0
                                                             ------- ----------
         General unsecured claims                                $0         $0
                                                             ------- ----------

     (a)  List total amount of claims even if under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                        ACCOUNT 1  ACCOUNT 2 ACCOUNT 3 ACCOUNT 4
                                                        ---------  --------- --------- ---------
Bank                                                      None
                                                        ---------  --------- --------- ---------
Account Type
                                                        ---------  --------- --------- ---------
Account No.
                                                        ---------  --------- --------- ---------
Account Purpose
                                                        ---------  --------- --------- ---------
Balance, End of Month
                                                        ---------  --------- --------- ---------
Total Funds on Hand for all Accounts                          $0
                                                        =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED    08/31/02
                                             ----------------

                                                                                    Actual            Cumulative
                                                                                Current Month       (Case to Date)
                                                                                -------------       --------------
     CASH RECEIPTS
1             Rent/Leases Collected                                                       $0                   $0
                                                                                -------------       --------------
2             Cash Received from Sales                                                    $0                   $0
                                                                                -------------       --------------
3             Interest Received                                                           $0                   $0
                                                                                -------------       --------------
4             Borrowings                                                                  $0                   $0
                                                                                -------------       --------------
5             Funds from Shareholders, Partners, or Other Insiders                        $0                   $0
                                                                                -------------       --------------
6             Capital Contributions                                                       $0                   $0
                                                                                -------------       --------------
7
              ------------------------------------------------------------      -------------       --------------
8
              ------------------------------------------------------------      -------------       --------------
9
              ------------------------------------------------------------      -------------       --------------
10
              ------------------------------------------------------------      -------------       --------------
11
              ------------------------------------------------------------      -------------       --------------
12                   TOTAL CASH RECEIPTS                                                  $0                   $0
                                                                                -------------       --------------
     CASH DISBURSEMENTS
13            Payments for Inventory                                                      $0                   $0
                                                                                -------------       --------------
14            Selling                                                                     $0                   $0
                                                                                -------------       --------------
15            Administrative                                                              $0                   $0
                                                                                -------------       --------------
16            Capital Expenditures                                                        $0                   $0
                                                                                -------------       --------------
17            Principal Payments on Debt                                                  $0                   $0
                                                                                -------------       --------------
18            Interest Paid                                                               $0                   $0
                                                                                -------------       --------------
              Rent/Lease:
19                   Personal Property                                                    $0                   $0
                                                                                -------------       --------------
20                   Real Property                                                        $0                   $0
                                                                                -------------       --------------
              Amount Paid to Owner(s)/Officer(s)
21                   Salaries                                                             $0                   $0
                                                                                -------------       --------------
22                   Draws                                                                $0                   $0
                                                                                -------------       --------------
23                   Commissions/Royalties                                                $0                   $0
                                                                                -------------       --------------
24                   Expense Reimbursements                                               $0                   $0
                                                                                -------------       --------------
25                   Other                                                                $0                   $0
                                                                                -------------       --------------
26            Salaries/Commissions (less employee withholding)                            $0                   $0
                                                                                -------------       --------------
27            Management Fees                                                             $0                   $0
                                                                                -------------       --------------
              Taxes:
28                   Employee Withholding                                                 $0                   $0
                                                                                -------------       --------------
29                   Employer Payroll Taxes                                               $0                   $0
                                                                                -------------       --------------
30                   Real Property Taxes                                                  $0                   $0
                                                                                -------------       --------------
31                   Other Taxes                                                          $0                   $0
                                                                                -------------       --------------
32            Other Cash Outflows:                                                        $0                   $0
                                                                                -------------       --------------
33
                     -----------------------------------------------------      -------------       --------------
34
                     -----------------------------------------------------      -------------       --------------
35
                     -----------------------------------------------------      -------------       --------------
36
                     -----------------------------------------------------      -------------       --------------
37
                     -----------------------------------------------------      -------------       --------------
38                   TOTAL CASH DISBURSEMENTS:                                            $0                   $0
                                                                                -------------       --------------
39   NET INCREASE (DECREASE) IN CASH                                                      $0                   $0
                                                                                -------------       --------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                    $0                   $0
                                                                                -------------       --------------
41   CASH BALANCE, END OF PERIOD                                                          $0                   $0
                                                                                =============       ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                       FOR THE MONTH ENDED    08/31/02
                                          ----------------

                                                                                                      ACTUAL         CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                                           CURRENT MONTH   (CASE TO DATE)
                                                                                                   -------------   --------------
1          Cash Received from Sales                                                                          $0               $0
                                                                                                   -------------   --------------
2          Rent/Leases Collected                                                                             $0               $0
                                                                                                   -------------   --------------
3          Interest Received                                                                                 $0               $0
                                                                                                   -------------   --------------
4          Cash Paid to Suppliers                                                                            $0               $0
                                                                                                   -------------   --------------
5          Cash Paid for Selling Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
6          Cash Paid for Administrative Expenses                                                             $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Rents/Leases:
7               Personal Property                                                                            $0               $0
                                                                                                   -------------   --------------
8               Real Property                                                                                $0               $0
                                                                                                   -------------   --------------
9          Cash Paid for Interest                                                                            $0               $0
                                                                                                   -------------   --------------
10         Cash Paid for Net Payroll and Benefits                                                            $0               $0
                                                                                                   -------------   --------------
           Cash Paid to Owner(s)/Officer(s)
11              Salaries                                                                                     $0               $0
                                                                                                   -------------   --------------
12              Draws                                                                                        $0               $0
                                                                                                   -------------   --------------
13              Commissions/Royalties                                                                        $0               $0
                                                                                                   -------------   --------------
14              Expense Reimbursements                                                                       $0               $0
                                                                                                   -------------   --------------
15              Other                                                                                        $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                                         $0               $0
                                                                                                   -------------   --------------
17              Employee Withholdings                                                                        $0               $0
                                                                                                   -------------   --------------
18              Real Property Taxes                                                                          $0               $0
                                                                                                   -------------   --------------
19              Other Taxes                                                                                  $0               $0
                                                                                                   -------------   --------------
20         Cash Paid for General Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
21
           ---------------------------------------------------------------------------------       -------------   --------------
22
           ---------------------------------------------------------------------------------       -------------   --------------
23
           ---------------------------------------------------------------------------------       -------------   --------------
24
           ---------------------------------------------------------------------------------       -------------   --------------
25
           ---------------------------------------------------------------------------------       -------------   --------------
26
           ---------------------------------------------------------------------------------       -------------   --------------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                 $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM REORGANIZATION ITEMS
28         Interest Received on Cash Accumulated Due to Chp 11 Case                                          $0               $0
                                                                                                   -------------   --------------
29         Professional Fees Paid for Services in Connection with Chp 11 Case                                $0               $0
                                                                                                   -------------   --------------
30         U.S. Trustee Quarterly Fees                                                                       $0               $0
                                                                                                   -------------   --------------
31
           ---------------------------------------------------------------------------------       -------------   --------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                             $0               $0
                                                                                                   -------------   --------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                               $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM INVESTING ACTIVITIES
34         Capital Expenditures                                                                              $0               $0
                                                                                                   -------------   --------------
35         Proceeds from Sales of Capital Goods due to Chp 11 Case                                           $0               $0
                                                                                                   -------------   --------------
36
           ---------------------------------------------------------------------------------       -------------   --------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM FINANCING ACTIVITIES
38         Net Borrowings (Except Insiders)                                                                  $0               $0
                                                                                                   -------------   --------------
39         Net Borrowings from Shareholders, Partners, or Other Insiders                                     $0               $0
                                                                                                   -------------   --------------
40         Capital Contributions                                                                             $0               $0
                                                                                                   -------------   --------------
41         Principal Payments                                                                                $0               $0
                                                                                                   -------------   --------------
42
           ---------------------------------------------------------------------------------       -------------   --------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     $0               $0
                                                                                                   -------------   --------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                          $0               $0
                                                                                                   -------------   --------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                $0               $0
                                                                                                   =============   ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom New York, L.L.C.            CASE NO.     01-53301
                                                        ------------

                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:   Aug-02                         PETITION DATE:    07/02/01
                ------------                                    ----------------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting      [ ]
    (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the
    Debtor). Dollars reported in $1

                                                                         END OF CURRENT      END OF PRIOR         AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                             MONTH              MONTH                FILING
                                                                         --------------      ------------         ---------------

    a.  Current Assets                                                              $0                $0
                                                                         --------------      ------------
    b.  Total Assets                                                                $0                $0                      $0
                                                                         --------------      ------------         ---------------
    c.  Current Liabilities                                                         $0                $0
                                                                         --------------      ------------
    d.  Total Liabilities                                                           $0                $0                      $0
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                  CURRENT MONTH      PRIOR MONTH           (CASE TO DATE)
                                                                         --------------      ------------         ---------------
    a.  Total Receipts                                                              $0                $0                      $0
                                                                         --------------      ------------         ---------------
    b.  Total Disbursements                                                         $0                $0                      $0
                                                                         --------------      ------------         ---------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                  $0                $0                      $0
                                                                         --------------      ------------         ---------------
    d.  Cash Balance Beginning of Month                                             $0                $0                      $0
                                                                         --------------      ------------         ---------------
    e.  Cash Balance End of Month (c + d)                                           $0                $0                      $0
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
                                                                          CURRENT MONTH      PRIOR MONTH          (CASE TO DATE)
                                                                         --------------      ------------         ---------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                  $0                $0                      $0
                                                                         --------------      ------------         ---------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                     $0                $0
                                                                         --------------      ------------
6.  POST-PETITION LIABILITIES                                                       $0                $0
                                                                         --------------      ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                          $0                $0
                                                                         --------------      ------------

AT THE END OF THIS REPORTING MONTH:                                                            YES            NO
                                                                                               ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the               [ ]            [X]
    normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach listing                      [ ]            [X]
    including date of payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the                     [ ]            [ ]
    court?

11. Have any payments been made to officers, insiders, shareholders, relatives?                [ ]            [X]
    (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general                       [X]            [ ]
    liability?

13. Are a plan and disclosure statement on file?                                               [X] (1)        [ ]

14. Was there any post-petition borrowing during this reporting period?                        [ ]            [X]

15. Check if paid: Post-petition taxes [ ];        U.S. Trustee Quarterly Fees [ ];  Check if filing is current for: Post-petition
    tax reporting and tax returns:     [ ].
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES: (1) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND
           DISCLOSURE STATEMENT ON JUNE 7, 2002.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  9/17/02                          /s/ Paul J. Weber
      ----------------------            ----------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                       For the Month Ended    08/31/02
                                          ----------------


        CURRENT MONTH
----------------------------
                                                                                                     CUMULATIVE      NEXT MONTH
ACTUAL   FORECAST   VARIANCE                                                                       (CASE TO DATE)     FORECAST
------   --------   --------                                                                       --------------    -----------
                                    REVENUES:
   $0         $0         $0       1   Gross Sales                                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       2   less: Sales Returns & Allowances                                        $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       3   Net Sales                                                               $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       4   less: Cost of Goods Sold             (Schedule 'B')                     $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       5   Gross Profit                                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       6   Interest                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       7   Other Income:                                                           $0             $0
------   --------   --------                                -----------------------------------    --------------    -----------
                                  8
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                  9
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      10       TOTAL REVENUES                                                      $0             $0
------   --------   --------                                                                       --------------    -----------
                                    EXPENSES:
   $0         $0         $0      11   Compensation to Owner(s)/Officer(s)                                     $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      12   Salaries                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      13   Commissions                                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      14   Contract Labor                                                          $0             $0
------   --------   --------                                                                       --------------    -----------
                                      Rent/Lease:

   $0         $0         $0      15       Personal Property                                                   $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      16       Real Property                                                       $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      17   Insurance                                                               $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      18   Management Fees                                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      19   Depreciation                                                            $0             $0
------   --------   --------                                                                       --------------    -----------
                                      Taxes:

   $0         $0         $0      20       Employer Payroll Taxes                                              $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      21       Real Property Taxes                                                 $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      22       Other Taxes                                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      23   Other Selling                                                           $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      24   Other Administrative                                                    $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      25   Interest                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      26   Other Expenses:                                                         $0             $0
------   --------   --------                                -----------------------------------    --------------    -----------
   $0         $0         $0      27                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      28                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      29                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      30                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      31                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      32                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      33                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      34                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      35       TOTAL EXPENSES                                                      $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      36 SUBTOTAL                                                                  $0             $0
------   --------   --------                                                                       --------------    -----------
                                    REORGANIZATION ITEMS:

   $0         $0         $0      37   Professional Fees                                                       $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      38   Provisions for Rejected Executory Contracts                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      39   Interest Earned on Accumulated Cash from                                $0             $0
------   --------   --------          Resulting Chp 11 Case                                        --------------    -----------
   $0         $0         $0      40   Gain or (Loss) from Sale of Equipment                                   $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      41   U.S. Trustee Quarterly Fees                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      42                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      43        TOTAL REORGANIZATION ITEMS                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                           $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      45   Federal & State Income Taxes                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      46 NET PROFIT (LOSS)                                                         $0             $0
======   ========   ========                                                                       ==============    ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                      FOR THE MONTH ENDED     08/31/02
                                         -------------------

ASSETS

                                                                        FROM SCHEDULES           MARKET VALUE
                                                                        --------------           ------------
    CURRENT ASSETS
 1        Cash and cash equivalents - unrestricted                                                        $0
                                                                                                 ------------
 2        Cash and cash equivalents - restricted                                                          $0
                                                                                                 ------------
 3        Accounts receivable (net)                                           A                           $0
                                                                                                 ------------
 4        Inventory                                                           B                           $0
                                                                                                 ------------
 5        Prepaid expenses                                                                                $0
                                                                                                 ------------
 6        Professional retainers                                                                          $0
                                                                                                 ------------
 7        Other:                                                                                          $0
                    ----------------------------------------------                               ------------
 8
          --------------------------------------------------------                               ------------
 9                  TOTAL CURRENT ASSETS                                                                  $0
                                                                                                 ------------
    PROPERTY AND EQUIPMENT (MARKET VALUE)
10        Real property                                                       C                           $0
                                                                                                 ------------
11        Machinery and equipment                                             D                           $0
                                                                                                 ------------
12        Furniture and fixtures                                              D                           $0
                                                                                                 ------------
13        Office equipment                                                    D                           $0
                                                                                                 ------------
14        Leasehold improvements                                              D                           $0
                                                                                                 ------------
15        Vehicles                                                            D                           $0
                                                                                                 ------------
16        Other:                                                              D                           $0
                    ----------------------------------------------                               ------------
17                                                                            D                           $0
          --------------------------------------------------------                               ------------
18                                                                            D                           $0
          --------------------------------------------------------                               ------------
19                                                                            D                           $0
          --------------------------------------------------------                               ------------
20                                                                            D                           $0
          --------------------------------------------------------                               ------------
21                  TOTAL PROPERTY AND EQUIPMENT                                                          $0
                                                                                                 ------------
    OTHER ASSETS
22        Loans to shareholders                                                                           $0
                                                                                                 ------------
23        Loans to affiliates                                                                             $0
                                                                                                 ------------
24
          --------------------------------------------------------                               ------------
25
          --------------------------------------------------------                               ------------
26
          --------------------------------------------------------                               ------------
27
          --------------------------------------------------------                               ------------
28                  TOTAL OTHER ASSETS                                                                    $0
                                                                                                 ------------
29                  TOTAL ASSETS                                                                          $0
                                                                                                 ============

     NOTE:
          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES
          POST-PETITION
                CURRENT LIABILITIES
30                        Salaries and wages                                                                                  $0
                                                                                                                   --------------
31                        Payroll taxes                                                                                       $0
                                                                                                                   --------------
32                        Real and personal property taxes                                                                    $0
                                                                                                                   --------------
33                        Income taxes                                                                                        $0
                                                                                                                   --------------
34                        Sales taxes                                                                                         $0
                                                                                                                   --------------
35                        Notes payable (short term)                                                                          $0
                                                                                                                   --------------
36                        Accounts payable (trade)                                                   A                        $0
                                                                                                                   --------------
37                        Real property lease arrearage                                                                       $0
                                                                                                                   --------------
38                        Personal property lease arrearage                                                                   $0
                                                                                                                   --------------
39                        Accrued professional fees                                                                           $0
                                                                                                                   --------------
40                        Current portion of long-term post-petition debt (due within 12 months)                              $0
                                                                                                                   --------------
41                        Other:                                                                                              $0
                                      ---------------------------------------------------                          --------------
42
                          ---------------------------------------------------------------                          --------------
43
                          ---------------------------------------------------------------                          --------------
44                        TOTAL CURRENT LIABILITIES                                                                           $0
                                                                                                                   --------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                          $0
                                                                                                                   --------------
46                        TOTAL POST-PETITION LIABILITIES                                                                     $0
                                                                                                                   --------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                        Secured claims                                                             F                        $0
                                                                                                                   --------------
48                        Priority unsecured claims                                                  F                        $0
                                                                                                                   --------------
49                        General unsecured claims                                                   F                        $0
                                                                                                                   --------------
50                        TOTAL PRE-PETITION LIABILITIES                                                                      $0
                                                                                                                   --------------
51                        TOTAL LIABILITIES                                                                                   $0
                                                                                                                   --------------
    EQUITY (DEFICIT)
52              Retained Earnings/(Deficit) at time of filing                                                                 $0
                                                                                                                   --------------
53              Capital Stock                                                                                                 $0
                                                                                                                   --------------
54              Additional paid-in capital                                                                                    $0
                                                                                                                   --------------
55              Cumulative profit/(loss) since filing of case                                                                 $0
                                                                                                                   --------------
56              Post-petition contributions/(distributions) or (draws)                                                        $0
                                                                                                                   --------------
57
                          ---------------------------------------------------------------                          --------------
58              Market value adjustment                                                                                       $0
                                                                                                                   --------------
59                        TOTAL EQUITY (DEFICIT)                                                                              $0
                                                                                                                   --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                    $0
                                                                                                                   ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                            ACCOUNTS RECEIVABLE   ACCOUNTS PAYABLE       PAST DUE
RECEIVABLES AND PAYABLES AGINGS                           [PRE AND POST PETITION]  [POST PETITION]  POST PETITION DEBT
                                                          ----------------------- ---------------   -------------------
     0 -30 Days                                                               $0              $0
                                                          ----------------------- ---------------
     31-60 Days                                                               $0              $0
                                                          ----------------------- ---------------
     61-90 Days                                                               $0              $0                    $0
                                                          ----------------------- ---------------   -------------------
     91+ Days                                                                 $0              $0
                                                          ----------------------- ---------------
     Total accounts receivable/payable                                        $0              $0
                                                          ----------------------- ===============
     Allowance for doubtful accounts                                          $0
                                                          -----------------------
     Accounts receivable (net)                                                $0
                                                          =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
----------------------------------                          ------------------
                                        INVENTORY(IES)
                                         BALANCE AT
                                        END OF MONTH        INVENTORY BEGINNING OF MONTH                                $0
                                        ------------                                                         --------------
                                                            Add -
     Retail/Restaurants -                                     Net purchase                                              $0
                                                                                                             --------------
       Product for resale                         $0          Direct labor                                              $0
                                        -------------                                                        --------------
                                                              Manufacturing overhead                                    $0
                                                                                                             --------------
     Distribution -                                           Freight in                                                $0
                                                                                                             --------------
       Products for resale                        $0          Other:                                                    $0
                                        -------------                                                        --------------

                                                            ----------------------------------------------   --------------
     Manufacturer -
                                                            ----------------------------------------------   --------------
       Raw Materials                              $0
                                        -------------
       Work-in-progress                           $0        Less -
                                        -------------
       Finished goods                             $0          Inventory End of Month                                    $0
                                        -------------                                                        --------------
                                                              Shrinkage                                                 $0
                                                                                                             --------------
     Other - Explain                              $0          Personal Use                                              $0
                                        -------------                                                        --------------

     -----------------------------------
                                                            Cost of Goods Sold                                          $0
     -----------------------------------                                                                     ==============
         TOTAL                                    $0
                                        =============

     METHOD OF INVENTORY CONTROL                            INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?  Indicate by a checkmark method of inventory used.
                     Yes [ ]         No [ ]
     How often do you take a complete physical inventory?   Valuation methods -

                                                                FIFO cost                                          [ ]

       Weekly                                                   LIFO cost                                          [ ]
                               ---------
       Monthly                                                  Lower of cost or market                            [ ]
                               ---------
       Quarterly                                                Retail method                                      [ ]
                               ---------
       Semi-annually                                            Other                                              [ ]
                               ---------
       Annually                                                   Explain
                               ---------

Date of last physical inventory was Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                                            -----------------------------------------------------------------
Date of next physical inventory is  Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
Machinery & Equipment -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Furniture & Fixtures -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Office Equipment -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Leasehold Improvements -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Vehicles -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                           0-30 DAYS  31-60 DAYS 61-90 DAYS 91+ DAYS    TOTAL
                                                        ---------  ---------- ---------- --------    -----
FEDERAL
         Income Tax Withholding                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         FICA - Employee                                      $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         FICA - Employer                                      $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Unemployment (FUTA)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Income                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Other (Attach List)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL FEDERAL TAXES                                           $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
STATE AND LOCAL
         Income Tax Withholding                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Unemployment (UT)                                    $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Disability Insurance (DI)                            $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Empl. Training Tax (ETT)                             $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Sales                                                $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Excise                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Real property                                        $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Personal property                                    $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Income                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Other (Attach List)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL STATE & LOCAL TAXES                                     $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL TAXES                                                   $0          $0         $0       $0       $0
                                                        =========  ========== ========== ========    =====

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                             CLAIMED        ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                   AMOUNT       AMOUNT (b)
-------------------------------------------                  -------       ----------
         Secured claims  (a)                                     $0               $0
                                                             -------       ----------
         Priority claims other than taxes                        $0               $0
                                                             -------       ----------
         Priority tax claims                                     $0               $0
                                                             -------       ----------
         General unsecured claims                                $0               $0
                                                             -------       ----------

     (a)  List total amount of claims even if under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                        ACCOUNT 1     ACCOUNT 2    ACCOUNT 3    ACCOUNT 4
                                                        ---------     ---------    ---------    ---------
Bank                                                      None
                                                        ---------     ---------    ---------    ---------
Account Type
                                                        ---------     ---------    ---------    ---------
Account No.
                                                        ---------     ---------    ---------    ---------
Account Purpose
                                                        ---------     ---------    ---------    ---------
Balance, End of Month
                                                        ---------     ---------    ---------    ---------
Total Funds on Hand for all Accounts                          $0
                                                        =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED    08/31/02
                                             ----------------

                                                                                    Actual            Cumulative
                                                                                Current Month       (Case to Date)
                                                                                -------------       --------------
     CASH RECEIPTS
1             Rent/Leases Collected                                                       $0                   $0
                                                                                -------------       --------------
2             Cash Received from Sales                                                    $0                   $0
                                                                                -------------       --------------
3             Interest Received                                                           $0                   $0
                                                                                -------------       --------------
4             Borrowings                                                                  $0                   $0
                                                                                -------------       --------------
5             Funds from Shareholders, Partners, or Other Insiders                        $0                   $0
                                                                                -------------       --------------
6             Capital Contributions                                                       $0                   $0
                                                                                -------------       --------------
7
              ------------------------------------------------------------      -------------       --------------
8
              ------------------------------------------------------------      -------------       --------------
9
              ------------------------------------------------------------      -------------       --------------
10
              ------------------------------------------------------------      -------------       --------------
11
              ------------------------------------------------------------      -------------       --------------
12                   TOTAL CASH RECEIPTS                                                  $0                   $0
                                                                                -------------       --------------
     CASH DISBURSEMENTS
13            Payments for Inventory                                                      $0                   $0
                                                                                -------------       --------------
14            Selling                                                                     $0                   $0
                                                                                -------------       --------------
15            Administrative                                                              $0                   $0
                                                                                -------------       --------------
16            Capital Expenditures                                                        $0                   $0
                                                                                -------------       --------------
17            Principal Payments on Debt                                                  $0                   $0
                                                                                -------------       --------------
18            Interest Paid                                                               $0                   $0
                                                                                -------------       --------------
              Rent/Lease:
19                   Personal Property                                                    $0                   $0
                                                                                -------------       --------------
20                   Real Property                                                        $0                   $0
                                                                                -------------       --------------
              Amount Paid to Owner(s)/Officer(s)
21                   Salaries                                                             $0                   $0
                                                                                -------------       --------------
22                   Draws                                                                $0                   $0
                                                                                -------------       --------------
23                   Commissions/Royalties                                                $0                   $0
                                                                                -------------       --------------
24                   Expense Reimbursements                                               $0                   $0
                                                                                -------------       --------------
25                   Other                                                                $0                   $0
                                                                                -------------       --------------
26            Salaries/Commissions (less employee withholding)                            $0                   $0
                                                                                -------------       --------------
27            Management Fees                                                             $0                   $0
                                                                                -------------       --------------
              Taxes:
28                   Employee Withholding                                                 $0                   $0
                                                                                -------------       --------------
29                   Employer Payroll Taxes                                               $0                   $0
                                                                                -------------       --------------
30                   Real Property Taxes                                                  $0                   $0
                                                                                -------------       --------------
31                   Other Taxes                                                          $0                   $0
                                                                                -------------       --------------
32            Other Cash Outflows:                                                        $0                   $0
                                                                                -------------       --------------
33
                     -----------------------------------------------------      -------------       --------------
34
                     -----------------------------------------------------      -------------       --------------
35
                     -----------------------------------------------------      -------------       --------------
36
                     -----------------------------------------------------      -------------       --------------
37
                     -----------------------------------------------------      -------------       --------------
38                   TOTAL CASH DISBURSEMENTS:                                            $0                   $0
                                                                                -------------       --------------
39   NET INCREASE (DECREASE) IN CASH                                                      $0                   $0
                                                                                -------------       --------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                    $0                   $0
                                                                                -------------       --------------
41   CASH BALANCE, END OF PERIOD                                                          $0                   $0
                                                                                =============       ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                       FOR THE MONTH ENDED    08/31/02
                                          ----------------

                                                                                                      ACTUAL         CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                                           CURRENT MONTH   (CASE TO DATE)
                                                                                                   -------------   --------------
1          Cash Received from Sales                                                                          $0               $0
                                                                                                   -------------   --------------
2          Rent/Leases Collected                                                                             $0               $0
                                                                                                   -------------   --------------
3          Interest Received                                                                                 $0               $0
                                                                                                   -------------   --------------
4          Cash Paid to Suppliers                                                                            $0               $0
                                                                                                   -------------   --------------
5          Cash Paid for Selling Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
6          Cash Paid for Administrative Expenses                                                             $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Rents/Leases:
7               Personal Property                                                                            $0               $0
                                                                                                   -------------   --------------
8               Real Property                                                                                $0               $0
                                                                                                   -------------   --------------
9          Cash Paid for Interest                                                                            $0               $0
                                                                                                   -------------   --------------
10         Cash Paid for Net Payroll and Benefits                                                            $0               $0
                                                                                                   -------------   --------------
           Cash Paid to Owner(s)/Officer(s)
11              Salaries                                                                                     $0               $0
                                                                                                   -------------   --------------
12              Draws                                                                                        $0               $0
                                                                                                   -------------   --------------
13              Commissions/Royalties                                                                        $0               $0
                                                                                                   -------------   --------------
14              Expense Reimbursements                                                                       $0               $0
                                                                                                   -------------   --------------
15              Other                                                                                        $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                                         $0               $0
                                                                                                   -------------   --------------
17              Employee Withholdings                                                                        $0               $0
                                                                                                   -------------   --------------
18              Real Property Taxes                                                                          $0               $0
                                                                                                   -------------   --------------
19              Other Taxes                                                                                  $0               $0
                                                                                                   -------------   --------------
20         Cash Paid for General Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
21
           ---------------------------------------------------------------------------------       -------------   --------------
22
           ---------------------------------------------------------------------------------       -------------   --------------
23
           ---------------------------------------------------------------------------------       -------------   --------------
24
           ---------------------------------------------------------------------------------       -------------   --------------
25
           ---------------------------------------------------------------------------------       -------------   --------------
26
           ---------------------------------------------------------------------------------       -------------   --------------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                 $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM REORGANIZATION ITEMS
28         Interest Received on Cash Accumulated Due to Chp 11 Case                                          $0               $0
                                                                                                   -------------   --------------
29         Professional Fees Paid for Services in Connection with Chp 11 Case                                $0               $0
                                                                                                   -------------   --------------
30         U.S. Trustee Quarterly Fees                                                                       $0               $0
                                                                                                   -------------   --------------
31
           ---------------------------------------------------------------------------------       -------------   --------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                             $0               $0
                                                                                                   -------------   --------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                               $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM INVESTING ACTIVITIES
34         Capital Expenditures                                                                              $0               $0
                                                                                                   -------------   --------------
35         Proceeds from Sales of Capital Goods due to Chp 11 Case                                           $0               $0
                                                                                                   -------------   --------------
36
           ---------------------------------------------------------------------------------       -------------   --------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM FINANCING ACTIVITIES
38         Net Borrowings (Except Insiders)                                                                  $0               $0
                                                                                                   -------------   --------------
39         Net Borrowings from Shareholders, Partners, or Other Insiders                                     $0               $0
                                                                                                   -------------   --------------
40         Capital Contributions                                                                             $0               $0
                                                                                                   -------------   --------------
41         Principal Payments                                                                                $0               $0
                                                                                                   -------------   --------------
42
           ---------------------------------------------------------------------------------       -------------   --------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     $0               $0
                                                                                                   -------------   --------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                          $0               $0
                                                                                                   -------------   --------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                $0               $0
                                                                                                   =============   ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  Metricom Investments DC, Inc.        CASE NO.     01-53302
                                                        ------------

                                             CHAPTER 11
                                             MONTHLY OPERATING REPORT
                                             (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

    MONTH ENDED:   Aug-02                         PETITION DATE:    07/02/01
                ------------                                    ----------------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting      [ ]
    (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the
    Debtor). Dollars reported in $1

                                                                         END OF CURRENT      END OF PRIOR         AS OF PETITION
2.  ASSET AND LIABILITY STRUCTURE                                             MONTH              MONTH                FILING
                                                                         --------------      ------------         ---------------

    a.  Current Assets                                                              $0                $0
                                                                         --------------      ------------
    b.  Total Assets                                                                $0                $0                      $0
                                                                         --------------      ------------         ---------------
    c.  Current Liabilities                                                         $0                $0
                                                                         --------------      ------------
    d.  Total Liabilities                                                           $0                $0                      $0
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                  CURRENT MONTH      PRIOR MONTH           (CASE TO DATE)
                                                                         --------------      ------------         ---------------
    a.  Total Receipts                                                              $0                $0                      $0
                                                                         --------------      ------------         ---------------
    b.  Total Disbursements                                                         $0                $0                      $0
                                                                         --------------      ------------         ---------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                  $0                $0                      $0
                                                                         --------------      ------------         ---------------
    d.  Cash Balance Beginning of Month                                             $0                $0                      $0
                                                                         --------------      ------------         ---------------
    e.  Cash Balance End of Month (c + d)                                           $0                $0                      $0
                                                                         --------------      ------------         ---------------
                                                                                                                    CUMULATIVE
                                                                          CURRENT MONTH      PRIOR MONTH          (CASE TO DATE)
                                                                         --------------      ------------         ---------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                  $0                $0                      $0
                                                                         --------------      ------------         ---------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                     $0                $0
                                                                         --------------      ------------
6.  POST-PETITION LIABILITIES                                                       $0                $0
                                                                         --------------      ------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                          $0                $0
                                                                         --------------      ------------

AT THE END OF THIS REPORTING MONTH:                                                            YES            NO
                                                                                               ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the               [ ]            [X]
    normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach listing                      [ ]            [X]
    including date of payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the                     [ ]            [ ]
    court?

11. Have any payments been made to officers, insiders, shareholders, relatives?                [ ]            [X]
    (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general                       [X]            [ ]
    liability?

13. Are a plan and disclosure statement on file?                                               [X](1)         [ ]

14. Was there any post-petition borrowing during this reporting period?                        [ ]            [X]

15. Check if paid: Post-petition taxes [ ];        U.S. Trustee Quarterly Fees [ ];  Check if filing is current for: Post-petition
    tax reporting and tax returns:     [ ].
    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

NOTES:

(1) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  9/17/02                          /s/ Paul J. Weber
      ----------------------            ----------------------------------------
                                        Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                       For the Month Ended    08/31/02
                                          ----------------


        CURRENT MONTH
----------------------------
                                                                                                     CUMULATIVE      NEXT MONTH
ACTUAL   FORECAST   VARIANCE                                                                       (CASE TO DATE)     FORECAST
------   --------   --------                                                                       --------------    -----------
                                    REVENUES:
   $0         $0         $0       1   Gross Sales                                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       2   less: Sales Returns & Allowances                                        $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       3   Net Sales                                                               $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       4   less: Cost of Goods Sold             (Schedule 'B')                     $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       5   Gross Profit                                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       6   Interest                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0       7   Other Income:                                                           $0             $0
------   --------   --------                                -----------------------------------    --------------    -----------
                                  8
------   --------   --------        -----------------------------------------------------------    --------------    -----------
                                  9
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      10       TOTAL REVENUES                                                      $0             $0
------   --------   --------                                                                       --------------    -----------
                                    EXPENSES:
   $0         $0         $0      11   Compensation to Owner(s)/Officer(s)                                     $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      12   Salaries                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      13   Commissions                                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      14   Contract Labor                                                          $0             $0
------   --------   --------                                                                       --------------    -----------
                                      Rent/Lease:

   $0         $0         $0      15       Personal Property                                                   $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      16       Real Property                                                       $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      17   Insurance                                                               $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      18   Management Fees                                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      19   Depreciation                                                            $0             $0
------   --------   --------                                                                       --------------    -----------
                                      Taxes:

   $0         $0         $0      20       Employer Payroll Taxes                                              $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      21       Real Property Taxes                                                 $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      22       Other Taxes                                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      23   Other Selling                                                           $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      24   Other Administrative                                                    $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      25   Interest                                                                $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      26   Other Expenses:                                                         $0             $0
------   --------   --------                                -----------------------------------    --------------    -----------
   $0         $0         $0      27                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      28                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      29                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      30                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      31                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      32                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      33                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      34                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      35       TOTAL EXPENSES                                                      $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      36 SUBTOTAL                                                                  $0             $0
------   --------   --------                                                                       --------------    -----------
                                    REORGANIZATION ITEMS:

   $0         $0         $0      37   Professional Fees                                                       $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      38   Provisions for Rejected Executory Contracts                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      39   Interest Earned on Accumulated Cash from                                $0             $0
------   --------   --------          Resulting Chp 11 Case                                        --------------    -----------
   $0         $0         $0      40   Gain or (Loss) from Sale of Equipment                                   $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      41   U.S. Trustee Quarterly Fees                                             $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      42                                                                           $0             $0
------   --------   --------        -----------------------------------------------------------    --------------    -----------
   $0         $0         $0      43        TOTAL REORGANIZATION ITEMS                                         $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                           $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      45   Federal & State Income Taxes                                            $0             $0
------   --------   --------                                                                       --------------    -----------
   $0         $0         $0      46 NET PROFIT (LOSS)                                                         $0             $0
======   ========   ========                                                                       ==============    ===========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                      FOR THE MONTH ENDED     08/31/02
                                         -------------------

ASSETS

                                                                        FROM SCHEDULES           MARKET VALUE
                                                                        --------------           ------------
    CURRENT ASSETS
 1        Cash and cash equivalents - unrestricted                                                        $0
                                                                                                 ------------
 2        Cash and cash equivalents - restricted                                                          $0
                                                                                                 ------------
 3        Accounts receivable (net)                                           A                           $0
                                                                                                 ------------
 4        Inventory                                                           B                           $0
                                                                                                 ------------
 5        Prepaid expenses                                                                                $0
                                                                                                 ------------
 6        Professional retainers                                                                          $0
                                                                                                 ------------
 7        Other:                                                                                          $0
                    ----------------------------------------------                               ------------
 8
          --------------------------------------------------------                               ------------
 9                  TOTAL CURRENT ASSETS                                                                  $0
                                                                                                 ------------
    PROPERTY AND EQUIPMENT (MARKET VALUE)
10        Real property                                                       C                           $0
                                                                                                 ------------
11        Machinery and equipment                                             D                           $0
                                                                                                 ------------
12        Furniture and fixtures                                              D                           $0
                                                                                                 ------------
13        Office equipment                                                    D                           $0
                                                                                                 ------------
14        Leasehold improvements                                              D                           $0
                                                                                                 ------------
15        Vehicles                                                            D                           $0
                                                                                                 ------------
16        Other:                                                              D                           $0
                    ----------------------------------------------                               ------------
17                                                                            D                           $0
          --------------------------------------------------------                               ------------
18                                                                            D                           $0
          --------------------------------------------------------                               ------------
19                                                                            D                           $0
          --------------------------------------------------------                               ------------
20                                                                            D                           $0
          --------------------------------------------------------                               ------------
21                  TOTAL PROPERTY AND EQUIPMENT                                                          $0
                                                                                                 ------------
    OTHER ASSETS
22        Loans to shareholders                                                                           $0
                                                                                                 ------------
23        Loans to affiliates                                                                             $0
                                                                                                 ------------
24
          --------------------------------------------------------                               ------------
25
          --------------------------------------------------------                               ------------
26
          --------------------------------------------------------                               ------------
27
          --------------------------------------------------------                               ------------
28                  TOTAL OTHER ASSETS                                                                    $0
                                                                                                 ------------
29                  TOTAL ASSETS                                                                          $0
                                                                                                 ============

     NOTE:
          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES
          POST-PETITION
                CURRENT LIABILITIES
30                        Salaries and wages                                                                                  $0
                                                                                                                   --------------
31                        Payroll taxes                                                                                       $0
                                                                                                                   --------------
32                        Real and personal property taxes                                                                    $0
                                                                                                                   --------------
33                        Income taxes                                                                                        $0
                                                                                                                   --------------
34                        Sales taxes                                                                                         $0
                                                                                                                   --------------
35                        Notes payable (short term)                                                                          $0
                                                                                                                   --------------
36                        Accounts payable (trade)                                                   A                        $0
                                                                                                                   --------------
37                        Real property lease arrearage                                                                       $0
                                                                                                                   --------------
38                        Personal property lease arrearage                                                                   $0
                                                                                                                   --------------
39                        Accrued professional fees                                                                           $0
                                                                                                                   --------------
40                        Current portion of long-term post-petition debt (due within 12 months)                              $0
                                                                                                                   --------------
41                        Other:                                                                                              $0
                                      ---------------------------------------------------                          --------------
42
                          ---------------------------------------------------------------                          --------------
43
                          ---------------------------------------------------------------                          --------------
44                        TOTAL CURRENT LIABILITIES                                                                           $0
                                                                                                                   --------------
45              LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                                          $0
                                                                                                                   --------------
46                        TOTAL POST-PETITION LIABILITIES                                                                     $0
                                                                                                                   --------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
47                        Secured claims                                                             F                        $0
                                                                                                                   --------------
48                        Priority unsecured claims                                                  F                        $0
                                                                                                                   --------------
49                        General unsecured claims                                                   F                        $0
                                                                                                                   --------------
50                        TOTAL PRE-PETITION LIABILITIES                                                                      $0
                                                                                                                   --------------
51                        TOTAL LIABILITIES                                                                                   $0
                                                                                                                   --------------
    EQUITY (DEFICIT)
52              Retained Earnings/(Deficit) at time of filing                                                                 $0
                                                                                                                   --------------
53              Capital Stock                                                                                                 $0
                                                                                                                   --------------
54              Additional paid-in capital                                                                                    $0
                                                                                                                   --------------
55              Cumulative profit/(loss) since filing of case                                                                 $0
                                                                                                                   --------------
56              Post-petition contributions/(distributions) or (draws)                                                        $0
                                                                                                                   --------------
57
                          ---------------------------------------------------------------                          --------------
58              Market value adjustment                                                                                       $0
                                                                                                                   --------------
59                        TOTAL EQUITY (DEFICIT)                                                                              $0
                                                                                                                   --------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                                    $0
                                                                                                                   ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                            ACCOUNTS RECEIVABLE   ACCOUNTS PAYABLE       PAST DUE
RECEIVABLES AND PAYABLES AGINGS                           [PRE AND POST PETITION]  [POST PETITION]  POST PETITION DEBT
                                                          ----------------------- ----------------  -------------------
     0 -30 Days                                                               $0              $0
                                                          ----------------------- ----------------
     31-60 Days                                                               $0              $0
                                                          ----------------------- ----------------
     61-90 Days                                                               $0              $0                    $0
                                                          ----------------------- ----------------  -------------------
     91+ Days                                                                 $0              $0
                                                          ----------------------- ----------------
     Total accounts receivable/payable                                        $0              $0
                                                          ----------------------- ================
     Allowance for doubtful accounts                                          $0
                                                          -----------------------
     Accounts receivable (net)                                                $0
                                                          =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
----------------------------------                          ------------------
                                        INVENTORY(IES)
                                         BALANCE AT
                                        END OF MONTH        INVENTORY BEGINNING OF MONTH                                $0
                                        ------------                                                         --------------
                                                            Add -
     Retail/Restaurants -                                     Net purchase                                              $0
                                                                                                             --------------
       Product for resale                         $0          Direct labor                                              $0
                                        -------------                                                        --------------
                                                              Manufacturing overhead                                    $0
                                                                                                             --------------
     Distribution -                                           Freight in                                                $0
                                                                                                             --------------
       Products for resale                        $0          Other:                                                    $0
                                        -------------                                                        --------------

                                                            ----------------------------------------------   --------------
     Manufacturer -
                                                            ----------------------------------------------   --------------
       Raw Materials                              $0
                                        -------------
       Work-in-progress                           $0        Less -
                                        -------------
       Finished goods                             $0          Inventory End of Month                                    $0
                                        -------------                                                        --------------
                                                              Shrinkage                                                 $0
                                                                                                             --------------
     Other - Explain                              $0          Personal Use                                              $0
                                        -------------                                                        --------------

     -----------------------------------
                                                            Cost of Goods Sold                                          $0
     -----------------------------------                                                                     ==============
         TOTAL                                    $0
                                        =============

     METHOD OF INVENTORY CONTROL                            INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?  Indicate by a checkmark method of inventory used.
                     Yes [ ]         No [ ]
     How often do you take a complete physical inventory?   Valuation methods -

                                                                FIFO cost                                          [ ]

       Weekly                                                   LIFO cost                                          [ ]
                               ---------
       Monthly                                                  Lower of cost or market                            [ ]
                               ---------
       Quarterly                                                Retail method                                      [ ]
                               ---------
       Semi-annually                                            Other                                              [ ]
                               ---------
       Annually                                                   Explain
                               ---------

Date of last physical inventory was Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                                            -----------------------------------------------------------------
Date of next physical inventory is  Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
Machinery & Equipment -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Furniture & Fixtures -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Office Equipment -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Leasehold Improvements -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Vehicles -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

TAXES PAYABLE                                           0-30 DAYS  31-60 DAYS 61-90 DAYS 91+ DAYS    TOTAL
                                                        ---------  ---------- ---------- --------    -----
FEDERAL
         Income Tax Withholding                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         FICA - Employee                                      $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         FICA - Employer                                      $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Unemployment (FUTA)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Income                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Other (Attach List)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL FEDERAL TAXES                                           $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
STATE AND LOCAL
         Income Tax Withholding                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Unemployment (UT)                                    $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Disability Insurance (DI)                            $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Empl. Training Tax (ETT)                             $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Sales                                                $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Excise                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Real property                                        $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Personal property                                    $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Income                                               $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
         Other (Attach List)                                  $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL STATE & LOCAL TAXES                                     $0          $0         $0       $0       $0
                                                        ---------  ---------- ---------- --------    -----
TOTAL TAXES                                                   $0          $0         $0       $0       $0
                                                        =========  ========== ========== ========    =====

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                             CLAIMED       ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                   AMOUNT      AMOUNT (b)
-------------------------------------------                  -------      ----------
         Secured claims  (a)                                     $0              $0
                                                             -------      ----------
         Priority claims other than taxes                        $0              $0
                                                             -------      ----------
         Priority tax claims                                     $0              $0
                                                             -------      ----------
         General unsecured claims                                $0              $0
                                                             -------      ----------

     (a)  List total amount of claims even if under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                                        ACCOUNT 1  ACCOUNT 2 ACCOUNT 3 ACCOUNT 4
                                                        ---------  --------- --------- ---------
Bank                                                      None
                                                        ---------  --------- --------- ---------
Account Type
                                                        ---------  --------- --------- ---------
Account No.
                                                        ---------  --------- --------- ---------
Account Purpose
                                                        ---------  --------- --------- ---------
Balance, End of Month
                                                        ---------  --------- --------- ---------
Total Funds on Hand for all Accounts                          $0
                                                        =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED    08/31/02
                                             ----------------

                                                                                    Actual            Cumulative
                                                                                Current Month       (Case to Date)
                                                                                -------------       --------------
     CASH RECEIPTS
1             Rent/Leases Collected                                                       $0                   $0
                                                                                -------------       --------------
2             Cash Received from Sales                                                    $0                   $0
                                                                                -------------       --------------
3             Interest Received                                                           $0                   $0
                                                                                -------------       --------------
4             Borrowings                                                                  $0                   $0
                                                                                -------------       --------------
5             Funds from Shareholders, Partners, or Other Insiders                        $0                   $0
                                                                                -------------       --------------
6             Capital Contributions                                                       $0                   $0
                                                                                -------------       --------------
7
              ------------------------------------------------------------      -------------       --------------
8
              ------------------------------------------------------------      -------------       --------------
9
              ------------------------------------------------------------      -------------       --------------
10
              ------------------------------------------------------------      -------------       --------------
11
              ------------------------------------------------------------      -------------       --------------
12                   TOTAL CASH RECEIPTS                                                  $0                   $0
                                                                                -------------       --------------
     CASH DISBURSEMENTS
13            Payments for Inventory                                                      $0                   $0
                                                                                -------------       --------------
14            Selling                                                                     $0                   $0
                                                                                -------------       --------------
15            Administrative                                                              $0                   $0
                                                                                -------------       --------------
16            Capital Expenditures                                                        $0                   $0
                                                                                -------------       --------------
17            Principal Payments on Debt                                                  $0                   $0
                                                                                -------------       --------------
18            Interest Paid                                                               $0                   $0
                                                                                -------------       --------------
              Rent/Lease:
19                   Personal Property                                                    $0                   $0
                                                                                -------------       --------------
20                   Real Property                                                        $0                   $0
                                                                                -------------       --------------
              Amount Paid to Owner(s)/Officer(s)
21                   Salaries                                                             $0                   $0
                                                                                -------------       --------------
22                   Draws                                                                $0                   $0
                                                                                -------------       --------------
23                   Commissions/Royalties                                                $0                   $0
                                                                                -------------       --------------
24                   Expense Reimbursements                                               $0                   $0
                                                                                -------------       --------------
25                   Other                                                                $0                   $0
                                                                                -------------       --------------
26            Salaries/Commissions (less employee withholding)                            $0                   $0
                                                                                -------------       --------------
27            Management Fees                                                             $0                   $0
                                                                                -------------       --------------
              Taxes:
28                   Employee Withholding                                                 $0                   $0
                                                                                -------------       --------------
29                   Employer Payroll Taxes                                               $0                   $0
                                                                                -------------       --------------
30                   Real Property Taxes                                                  $0                   $0
                                                                                -------------       --------------
31                   Other Taxes                                                          $0                   $0
                                                                                -------------       --------------
32            Other Cash Outflows:                                                        $0                   $0
                                                                                -------------       --------------
33
                     -----------------------------------------------------      -------------       --------------
34
                     -----------------------------------------------------      -------------       --------------
35
                     -----------------------------------------------------      -------------       --------------
36
                     -----------------------------------------------------      -------------       --------------
37
                     -----------------------------------------------------      -------------       --------------
38                   TOTAL CASH DISBURSEMENTS:                                            $0                   $0
                                                                                -------------       --------------
39   NET INCREASE (DECREASE) IN CASH                                                      $0                   $0
                                                                                -------------       --------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                    $0                   $0
                                                                                -------------       --------------
41   CASH BALANCE, END OF PERIOD                                                          $0                   $0
                                                                                =============       ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                       FOR THE MONTH ENDED    08/31/02
                                          ----------------

                                                                                                      ACTUAL         CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                                           CURRENT MONTH   (CASE TO DATE)
                                                                                                   -------------   --------------
1          Cash Received from Sales                                                                          $0               $0
                                                                                                   -------------   --------------
2          Rent/Leases Collected                                                                             $0               $0
                                                                                                   -------------   --------------
3          Interest Received                                                                                 $0               $0
                                                                                                   -------------   --------------
4          Cash Paid to Suppliers                                                                            $0               $0
                                                                                                   -------------   --------------
5          Cash Paid for Selling Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
6          Cash Paid for Administrative Expenses                                                             $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Rents/Leases:
7               Personal Property                                                                            $0               $0
                                                                                                   -------------   --------------
8               Real Property                                                                                $0               $0
                                                                                                   -------------   --------------
9          Cash Paid for Interest                                                                            $0               $0
                                                                                                   -------------   --------------
10         Cash Paid for Net Payroll and Benefits                                                            $0               $0
                                                                                                   -------------   --------------
           Cash Paid to Owner(s)/Officer(s)
11              Salaries                                                                                     $0               $0
                                                                                                   -------------   --------------
12              Draws                                                                                        $0               $0
                                                                                                   -------------   --------------
13              Commissions/Royalties                                                                        $0               $0
                                                                                                   -------------   --------------
14              Expense Reimbursements                                                                       $0               $0
                                                                                                   -------------   --------------
15              Other                                                                                        $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                                         $0               $0
                                                                                                   -------------   --------------
17              Employee Withholdings                                                                        $0               $0
                                                                                                   -------------   --------------
18              Real Property Taxes                                                                          $0               $0
                                                                                                   -------------   --------------
19              Other Taxes                                                                                  $0               $0
                                                                                                   -------------   --------------
20         Cash Paid for General Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
21
           ---------------------------------------------------------------------------------       -------------   --------------
22
           ---------------------------------------------------------------------------------       -------------   --------------
23
           ---------------------------------------------------------------------------------       -------------   --------------
24
           ---------------------------------------------------------------------------------       -------------   --------------
25
           ---------------------------------------------------------------------------------       -------------   --------------
26
           ---------------------------------------------------------------------------------       -------------   --------------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                 $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM REORGANIZATION ITEMS
28         Interest Received on Cash Accumulated Due to Chp 11 Case                                          $0               $0
                                                                                                   -------------   --------------
29         Professional Fees Paid for Services in Connection with Chp 11 Case                                $0               $0
                                                                                                   -------------   --------------
30         U.S. Trustee Quarterly Fees                                                                       $0               $0
                                                                                                   -------------   --------------
31
           ---------------------------------------------------------------------------------       -------------   --------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                             $0               $0
                                                                                                   -------------   --------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                               $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM INVESTING ACTIVITIES
34         Capital Expenditures                                                                              $0               $0
                                                                                                   -------------   --------------
35         Proceeds from Sales of Capital Goods due to Chp 11 Case                                           $0               $0
                                                                                                   -------------   --------------
36
           ---------------------------------------------------------------------------------       -------------   --------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM FINANCING ACTIVITIES
38         Net Borrowings (Except Insiders)                                                                  $0               $0
                                                                                                   -------------   --------------
39         Net Borrowings from Shareholders, Partners, or Other Insiders                                     $0               $0
                                                                                                   -------------   --------------
40         Capital Contributions                                                                             $0               $0
                                                                                                   -------------   --------------
41         Principal Payments                                                                                $0               $0
                                                                                                   -------------   --------------
42
           ---------------------------------------------------------------------------------       -------------   --------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     $0               $0
                                                                                                   -------------   --------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                          $0               $0
                                                                                                   -------------   --------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                $0               $0
                                                                                                   =============   ==============

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:   Metricom DC, L.L.C.                         CASE NO.     01-53300
                                                             -------------------


                                                     CHAPTER 11
                                                     MONTHLY OPERATING REPORT
                                                     (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

         MONTH ENDED:    Aug-02                     PETITION DATE:   07/02/01
                     ---------------                              --------------

1.  Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting        [ ]
    (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the
    Debtor). Dollars reported in $1

                                                                            END OF             END OF               AS OF
2.  ASSET AND LIABILITY STRUCTURE                                        CURRENT MONTH       PRIOR MONTH      PETITION FILING(1)
                                                                         -------------      -------------     -------------------
    a.  Current Assets                                                             $0                 $0
                                                                         -------------      -------------
    b.  Total Assets                                                         $747,656           $747,656            $180,022,607
                                                                         -------------      -------------     -------------------
    c.  Current Liabilities                                                   $35,937            $35,937
                                                                         -------------      -------------
    d.  Total Liabilities                                                $173,539,004       $173,539,004            $180,367,549
                                                                         -------------      -------------     -------------------

                                                                                                                  CUMULATIVE
3.  STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                 CURRENT MONTH       PRIOR MONTH        (CASE TO DATE)
                                                                         -------------      -------------     -------------------

    a.  Total Receipts                                                             $0                 $0                      $0
                                                                         -------------      -------------     -------------------
    b.  Total Disbursements                                                        $0                 $0                      $0
                                                                         -------------      -------------     -------------------
    c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                 $0                 $0                      $0
                                                                         -------------      -------------     -------------------
    d.  Cash Balance Beginning of Month                                            $0                 $0                      $0
                                                                         -------------      -------------     -------------------
    e.  Cash Balance End of Month (c + d)                                          $0                 $0                      $0
                                                                         -------------      -------------     -------------------

                                                                                                                  CUMULATIVE
                                                                         CURRENT MONTH       PRIOR MONTH        (CASE TO DATE)
                                                                         -------------      -------------     -------------------
4.  PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                                 $0                 $0           ($179,331,118)
                                                                         -------------      -------------     -------------------
5.  ACCOUNT RECEIVABLES (PRE AND POST PETITION)                                    $0                 $0
                                                                         -------------      -------------
6.  POST-PETITION LIABILITIES                                                 $35,937            $35,937
                                                                         -------------      -------------
7.  PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                         $0                 $0
                                                                         -------------      -------------


AT THE END OF THIS REPORTING MONTH:                                                       YES            NO
                                                                                          ---            --
8.  Have any payments been made on pre-petition debt, other than payments in the          [ ]            [X]
    normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.  Have any payments been made to professionals? (if yes, attach listing                 [ ]            [X]
    including date of payment, amount of payment and name of payee)

10. If the answer is yes to 8 or 9, were all such payments approved by the                [ ]            [ ]
    court?

11. Have any payments been made to officers, insiders, shareholders, relatives?           [ ]            [X]
    (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)

12. Is the estate insured for replacement cost of assets and for general                  [X]            [ ]
    liability?

13. Are a plan and disclosure statement on file?                                          [X](2)         [ ]

14. Was there any post-petition borrowing during this reporting period?                   [ ]            [X]

15. Check if paid: Post-petition taxes (3) ;   U.S. Trustee Quarterly Fees  [ ];    Check if filing is current for: Post-petition
    tax reporting and tax returns:     [ ] .

    (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


NOTES:

(1) AS FILED WITH THE BANKRUPTCY COURT IN THE DEBTOR'S SCHEDULE OF ASSETS AND LIABILITIES.

(2) THE DEBTOR FILED ITS LIQUIDATING PLAN OF REORGANIZATION AND DISCLOSURE STATEMENT ON JUNE 7, 2002.

(3) POST-PETITION TAXES ARE ACCRUED, ESTIMATED SALES TAXES RELATED TO THE SALE OF THE DEBTOR'S ASSETS TO AERIE NETWORKS. DEBTOR IS CURRENTLY DISPUTING THESE TAXES WITH THE BANKRUPTCY COURT.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:  9/17/02                               /s/ Paul J. Weber
     -----------------------                 -----------------------------------
                                             Responsible Individual

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 08/31/02
                                             ----------

        CURRENT MONTH
-----------------------------                                                     CUMULATIVE          NEXT MONTH
ACTUAL    FORECAST   VARIANCE                                                   (CASE TO DATE)         FORECAST
------    --------   --------                                                  ------------------   ---------------
                                   REVENUES:
   $0       n/a        n/a       1   Gross Sales                                              $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a       2   less: Sales Returns & Allowances                         $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a       3   Net Sales                                                $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a       4   less: Cost of Goods Sold  (Schedule 'B')                 $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a       5   Gross Profit                                             $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a       6   Interest                                                 $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a       7   Other Income:                                            $0         n/a
------    --------   --------                       ------------------------   ------------------   ---------------
                                 8
------    --------   --------      -----------------------------------------   ------------------   ---------------
                                 9
------    --------   --------      -----------------------------------------   ------------------   ---------------
   $0       n/a        n/a      10       TOTAL REVENUES                                       $0         n/a
------    --------   --------                                                  ------------------   ---------------
                                   EXPENSES:
   $0       n/a        n/a      11   Compensation to Owner(s)/Officer(s)                      $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a      12   Salaries                                                 $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a      13   Commissions                                              $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a      14   Contract Labor                                           $0         n/a
------    --------   --------                                                  ------------------   ---------------
                                     Rent/Lease:
   $0       n/a        n/a      15       Personal Property                                    $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a      16       Real Property                                        $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a      17   Insurance                                                $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a      18   Management Fees                                          $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a      19   Depreciation                                             $0         n/a
------    --------   --------                                                  ------------------   ---------------
                                     Taxes:
   $0       n/a        n/a      20       Employer Payroll Taxes                               $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a      21       Real Property Taxes                                  $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a      22       Other Taxes                                          $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a      23   Other Selling                                            $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a      24   Other Administrative                                     $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a      25   Interest                                                 $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a      26   Other Expenses:                                          $0         n/a
------    --------   --------                       ------------------------   ------------------   ---------------
                                27
------    --------   --------      -----------------------------------------   ------------------   ---------------
                                28
------    --------   --------      -----------------------------------------   ------------------   ---------------
                                29
------    --------   --------      -----------------------------------------   ------------------   ---------------
                                30
------    --------   --------      -----------------------------------------   ------------------   ---------------
                                31
------    --------   --------      -----------------------------------------   ------------------   ---------------
                                32
------    --------   --------      -----------------------------------------   ------------------   ---------------
                                33
------    --------   --------      -----------------------------------------   ------------------   ---------------
                                34
------    --------   --------      -----------------------------------------   ------------------   ---------------
   $0       n/a        n/a      35       TOTAL EXPENSES                                       $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a      36 SUBTOTAL                                                   $0         n/a
------    --------   --------                                                  ------------------   ---------------
                                   REORGANIZATION ITEMS:
   $0       n/a        n/a      37   Professional Fees                                        $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a      38   Provisions for Rejected Executory
                                     Contracts                                                $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a      39   Interest Earned on Accumulated Cash from                 $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a           Resulting Chp 11 Case                                    $0         n/a
------    --------   --------                                                  ------------------   ---------------
            n/a        n/a      40   Gain or (Loss) from Sale of Equipment (1)     ($179,164,338)        n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a      41   U.S. Trustee Quarterly Fees                              $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a      42   Pre-petition California sales tax
                                     liabilities                                       ($166,780)        n/a
------    --------   --------      -----------------------------------------   ------------------   ---------------
   $0       n/a        n/a      43        TOTAL REORGANIZATION ITEMS               ($179,331,118)        n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a      44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE
                                    TAXES                                          ($179,331,118)        n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a      45   Federal & State Income Taxes                             $0         n/a
------    --------   --------                                                  ------------------   ---------------
   $0       n/a        n/a      46 NET PROFIT (LOSS)                               ($179,331,118)        n/a
======    ========   ========                                                  ==================   ===============

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

NOTE:

     (1)  To record the loss on the sale of assets to Aerie Networks.

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 08/31/02
                                             ----------

    ASSETS

                                                                 FROM SCHEDULES            BOOK VALUE
                                                                 --------------      -----------------------
         CURRENT ASSETS
 1           Cash and cash equivalents - unrestricted                                                    $0
                                                                                     -----------------------
 2           Cash and cash equivalents - restricted                                                      $0
                                                                                     -----------------------
 3           Accounts receivable (net)                                  A                                $0
                                                                                     -----------------------
 4           Inventory                                                  B                                $0
                                                                                     -----------------------
 5           Prepaid expenses                                                                            $0
                                                                                     -----------------------
 6           Professional retainers                                                                      $0
                                                                                     -----------------------
 7           Other:                                                                                      $0
                   ---------------------------------------------                     -----------------------
 8
             ---------------------------------------------------                     -----------------------
 9                 TOTAL CURRENT ASSETS                                                                  $0
                                                                                     -----------------------
         PROPERTY AND EQUIPMENT (BOOK VALUE)
10           Real property                                              C                                $0
                                                                                     -----------------------
11           Machinery and equipment                                    D                                $0
                                                                                     -----------------------
12           Furniture and fixtures                                     D                                $0
                                                                                     -----------------------
13           Office equipment                                           D                                $0
                                                                                     -----------------------
14           Leasehold improvements                                     D                                $0
                                                                                     -----------------------
15           Vehicles                                                   D                                $0
                                                                                     -----------------------
16           Other:                                                     D                                $0
                   ---------------------------------------------                     -----------------------
17                                                                      D
             ---------------------------------------------------                     -----------------------
18                                                                      D
             ---------------------------------------------------                     -----------------------
19                                                                      D
             ---------------------------------------------------                     -----------------------
20                                                                      D
             ---------------------------------------------------                     -----------------------
21                 TOTAL PROPERTY AND EQUIPMENT                                                          $0
                                                                                     -----------------------
         OTHER ASSETS
22           Loans to shareholders                                                                       $0
                                                                                     -----------------------
23           Loans to affiliates                                                                         $0
                                                                                     -----------------------
24           Intercompany-Metricom Inc., the parent company                                        $747,656
             ---------------------------------------------------                     -----------------------
25
             ---------------------------------------------------                     -----------------------
26
             ---------------------------------------------------                     -----------------------
27
             ---------------------------------------------------                     -----------------------
28                 TOTAL OTHER ASSETS                                                              $747,656
                                                                                     -----------------------
29                 TOTAL ASSETS                                                                    $747,656
                                                                                     =======================


    NOTE:

        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

        Book value of assets has been reported above. No valuation of the Debtor's assets has been made at this time.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES
         POST-PETITION
             CURRENT LIABILITIES
30                 Salaries and wages                                                                    $0
                                                                                     -----------------------
31                 Payroll taxes                                                                         $0
                                                                                     -----------------------
32                 Real and personal property taxes                                                      $0
                                                                                     -----------------------
33                 Income taxes                                                                          $0
                                                                                     -----------------------
34                 Sales taxes                                                                      $35,937
                                                                                     -----------------------
35                 Notes payable (short term)                                                            $0
                                                                                     -----------------------
36                 Accounts payable (trade)                             A                                $0
                                                                                     -----------------------
37                 Real property lease arrearage                                                         $0
                                                                                     -----------------------
38                 Personal property lease arrearage                                                     $0
                                                                                     -----------------------
39                 Accrued professional fees                                                             $0
                                                                                     -----------------------
40                 Current portion of long-term post-petition debt (due within
                   12 months)                                                                            $0
                                                                                     -----------------------
41                 Other:
                            ------------------------------------                     -----------------------
42
                   ---------------------------------------------                     -----------------------
43
                   ---------------------------------------------                     -----------------------
44                 TOTAL CURRENT LIABILITIES                                                        $35,937
                                                                                     -----------------------
45           LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION                                        $0
                                                                                     -----------------------
46                 TOTAL POST-PETITION LIABILITIES                                                  $35,937
                                                                                     -----------------------
         PRE-PETITION LIABILITIES (ALLOWED AMOUNT) - SEE PAGE 7 OF 9
47                 Secured claims                                       F                                $0
                                                                                     -----------------------
48                 Priority unsecured claims                            F                                $0
                                                                                     -----------------------
49                 General unsecured claims(1)                          F                      $173,503,067
                                                                                     -----------------------
50                 TOTAL PRE-PETITION LIABILITIES                                              $173,503,067
                                                                                     -----------------------
51                 TOTAL LIABILITIES                                                           $173,539,004
                                                                                     -----------------------
    EQUITY (DEFICIT)
52           Retained Earnings/(Deficit) at time of filing (1)                                   $1,354,797
                                                                                     -----------------------
53           Capital Stock                                                                       $5,184,973
                                                                                     -----------------------
54           Additional paid-in capital
                                                                                     -----------------------
55           Cumulative profit/(loss) since filing of case                                    ($179,331,118)
                                                                                     -----------------------
56           Post-petition contributions/(distributions) or (draws)
                                                                                     -----------------------
57
                   ---------------------------------------------                     -----------------------
58           Market value adjustment
                                                                                     -----------------------
59                 TOTAL EQUITY (DEFICIT)                                                     ($172,791,348)
                                                                                     -----------------------
60  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                         $747,656
                                                                                     =======================


    NOTE: (1) Prior year adjustment retroactive to 12/31/00 due to the change in the management fee charged by Metricom Inc., the Debtor's parent company.

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)


                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                            ACCOUNTS RECEIVABLE   ACCOUNTS PAYABLE       PAST DUE
RECEIVABLES AND PAYABLES AGINGS                           [PRE AND POST PETITION]  [POST PETITION]  POST PETITION DEBT
                                                          ----------------------- ---------------   -------------------
     0 -30 Days                                                               $0              $0
                                                          ----------------------- ---------------
     31-60 Days                                                               $0              $0
                                                          ----------------------- ---------------
     61-90 Days                                                               $0              $0                    $0
                                                          ----------------------- ---------------   -------------------
     91+ Days                                                                 $0              $0
                                                          ----------------------- ---------------
     Total accounts receivable/payable                                        $0              $0
                                                          ----------------------- ===============
     Allowance for doubtful accounts                                          $0
                                                          -----------------------
     Accounts receivable (net)                                                $0
                                                          =======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
----------------------------------                          ------------------
                                        INVENTORY(IES)
                                         BALANCE AT
                                        END OF MONTH        INVENTORY BEGINNING OF MONTH                                $0
                                        ------------                                                         --------------
                                                            Add -
     Retail/Restaurants -                                     Net purchase                                              $0
                                                                                                             --------------
       Product for resale                         $0          Direct labor                                              $0
                                        -------------                                                        --------------
                                                              Manufacturing overhead                                    $0
                                                                                                             --------------
     Distribution -                                           Freight in                                                $0
                                                                                                             --------------
       Products for resale                        $0          Other:                                                    $0
                                        -------------                                                        --------------

                                                            ----------------------------------------------   --------------
     Manufacturer -
                                                            ----------------------------------------------   --------------
       Raw Materials                              $0
                                        -------------
       Work-in-progress                           $0        Less -
                                        -------------
       Finished goods                             $0          Inventory End of Month                                    $0
                                        -------------                                                        --------------
                                                              Shrinkage                                                 $0
                                                                                                             --------------
     Other - Explain                              $0          Personal Use                                              $0
                                        -------------                                                        --------------

     -----------------------------------
                                                            Cost of Goods Sold                                          $0
     -----------------------------------                                                                     ==============
         TOTAL                                    $0
                                        =============

     METHOD OF INVENTORY CONTROL                            INVENTORY VALUATION METHODS
     Do you have a functioning perpetual inventory system?  Indicate by a checkmark method of inventory used.
                     Yes [ ]         No [ ]
     How often do you take a complete physical inventory?   Valuation methods -

                                                                FIFO cost                                          [ ]

       Weekly                                                   LIFO cost                                          [ ]
                               ---------
       Monthly                                                  Lower of cost or market                            [ ]
                               ---------
       Quarterly                                                Retail method                                      [ ]
                               ---------
       Semi-annually                                            Other                                              [ ]
                               ---------
       Annually                                                   Explain
                               ---------

Date of last physical inventory was Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                                            -----------------------------------------------------------------
Date of next physical inventory is  Not Applicable
                                    -------------------     -----------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                                COST       MARKET VALUE
                                                                                           ----       ------------
Machinery & Equipment -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Furniture & Fixtures -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Office Equipment -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Leasehold Improvements -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============
Vehicles -
        None                                                                                  $0               $0
        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------

        --------------------------------------------------------------------              -------     ------------
        Total                                                                                 $0               $0
                                                                                          =======     ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                           0-30 DAYS     31-60 DAYS     61-90 DAYS     91+ DAYS       TOTAL
                                        ---------     ----------     ----------     --------     ---------
Federal
       Income Tax Withholding                                                                          $0
                                        ---------     ----------     ----------     --------     ---------
       FICA - Employee                                                                                 $0
                                        ---------     ----------     ----------     --------     ---------
       FICA - Employer                                                                                 $0
                                        ---------     ----------     ----------     --------     ---------
       Unemployment (FUTA)                                                                             $0
                                        ---------     ----------     ----------     --------     ---------
       Income                                                                                          $0
                                        ---------     ----------     ----------     --------     ---------
       Other (Attach List)                                                                             $0
                                        ---------     ----------     ----------     --------     ---------
TOTAL FEDERAL TAXES                           $0             $0             $0           $0            $0
                                        ---------     ----------     ----------     --------     ---------
STATE AND LOCAL
       Income Tax Withholding                                                                          $0
                                        ---------     ----------     ----------     --------     ---------
       Unemployment (UT)                                                                               $0
                                        ---------     ----------     ----------     --------     ---------
       Disability Insurance (DI)                                                                       $0
                                        ---------     ----------     ----------     --------     ---------
       Empl. Training Tax (ETT)                                                                        $0
                                        ---------     ----------     ----------     --------     ---------
       Sales                                                                        $35,937       $35,937
                                        ---------     ----------     ----------     --------     ---------
       Excise                                                                                          $0
                                        ---------     ----------     ----------     --------     ---------
       Real property                                                                                   $0
                                        ---------     ----------     ----------     --------     ---------
       Personal property                                                                               $0
                                        ---------     ----------     ----------     --------     ---------
       Income                                                                                          $0
                                        ---------     ----------     ----------     --------     ---------
       Other (Attach List)                                                                             $0
                                        ---------     ----------     ----------     --------     ---------
TOTAL STATE & LOCAL TAXES                     $0             $0             $0      $35,937       $35,937
                                        ---------     ----------     ----------     --------     ---------
TOTAL TAXES                                   $0             $0             $0      $35,937       $35,937
                                        =========     ==========     ==========     ========     =========

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                                      CLAIMED            ALLOWED
                                                                                      AMOUNT            AMOUNT(b)
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                             (1)                (2)
-------------------------------------------                                        --------------      -------------
       Secured claims(a)                                                                      $0                 $0
                                                                                   --------------      -------------
       Priority claims other than taxes                                                       $0                 $0
                                                                                   --------------      -------------
       Priority tax claims                                                               $25,122                 $0
                                                                                   --------------      -------------
       General unsecured claims                                                     $180,342,426       $173,503,067
                                                                                   --------------      -------------

    (a) List total amount of claims even it under secured.

    (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

    (1) As reported on the Schedule of Assets and Liabilities filed on July 27, 2001.

    (2) As maintained on the Debtor's Balance Sheet at the Month End Close of July 31, 2001. This general unsecured claim represents an intercompany payable to Metricom, Inc. The change in the payable from the claimed amount to the allowed amount is due to certain accounting changes due to intercompany transactions. The allowed amount is an estimated amount and may include claims that are either contingent, disputed, and/or unliquidated. By stating this amount, the Debtor reserves its right to dispute any claim(s) which comprise this estimated allowed amount based on any grounds.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                          ACCOUNT 1         ACCOUNT 2       ACCOUNT 3     ACCOUNT 4
                                          ---------         ---------       ---------     ---------
Bank                                    Wells Fargo LLC
                                        ---------------   --------------- -------------- ------------
Account Type                            General Banking
                                        ---------------   --------------- -------------- ------------
Account No.                             4487-099655
                                        ---------------   --------------- -------------- ------------
Account Purpose                         General Banking
                                        ---------------   --------------- -------------- ------------
Balance, End of Month                               $0
                                        ---------------   --------------- -------------- ------------
Total Funds on Hand for all Accounts                $0
                                        ===============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 08/31/02
                                             ----------

                                                                                    Actual            Cumulative
                                                                                Current Month       (Case to Date)
                                                                                -------------       --------------
     CASH RECEIPTS
1             Rent/Leases Collected                                                       $0                   $0
                                                                                -------------       --------------
2             Cash Received from Sales                                                    $0                   $0
                                                                                -------------       --------------
3             Interest Received                                                           $0                   $0
                                                                                -------------       --------------
4             Borrowings                                                                  $0                   $0
                                                                                -------------       --------------
5             Funds from Shareholders, Partners, or Other Insiders                        $0                   $0
                                                                                -------------       --------------
6             Capital Contributions                                                       $0                   $0
                                                                                -------------       --------------
7
              ------------------------------------------------------------      -------------       --------------
8
              ------------------------------------------------------------      -------------       --------------
9
              ------------------------------------------------------------      -------------       --------------
10
              ------------------------------------------------------------      -------------       --------------
11
              ------------------------------------------------------------      -------------       --------------
12                   TOTAL CASH RECEIPTS                                                  $0                   $0
                                                                                -------------       --------------
     CASH DISBURSEMENTS
13            Payments for Inventory                                                      $0                   $0
                                                                                -------------       --------------
14            Selling                                                                     $0                   $0
                                                                                -------------       --------------
15            Administrative                                                              $0                   $0
                                                                                -------------       --------------
16            Capital Expenditures                                                        $0                   $0
                                                                                -------------       --------------
17            Principal Payments on Debt                                                  $0                   $0
                                                                                -------------       --------------
18            Interest Paid                                                               $0                   $0
                                                                                -------------       --------------
              Rent/Lease:
19                   Personal Property                                                    $0                   $0
                                                                                -------------       --------------
20                   Real Property                                                        $0                   $0
                                                                                -------------       --------------
              Amount Paid to Owner(s)/Officer(s)
21                   Salaries                                                             $0                   $0
                                                                                -------------       --------------
22                   Draws                                                                $0                   $0
                                                                                -------------       --------------
23                   Commissions/Royalties                                                $0                   $0
                                                                                -------------       --------------
24                   Expense Reimbursements                                               $0                   $0
                                                                                -------------       --------------
25                   Other                                                                $0                   $0
                                                                                -------------       --------------
26            Salaries/Commissions (less employee withholding)                            $0                   $0
                                                                                -------------       --------------
27            Management Fees                                                             $0                   $0
                                                                                -------------       --------------
              Taxes:
28                   Employee Withholding                                                 $0                   $0
                                                                                -------------       --------------
29                   Employer Payroll Taxes                                               $0                   $0
                                                                                -------------       --------------
30                   Real Property Taxes                                                  $0                   $0
                                                                                -------------       --------------
31                   Other Taxes                                                          $0                   $0
                                                                                -------------       --------------
32            Other Cash Outflows:                                                        $0                   $0
                                                                                -------------       --------------
33
                     -----------------------------------------------------      -------------       --------------
34
                     -----------------------------------------------------      -------------       --------------
35
                     -----------------------------------------------------      -------------       --------------
36
                     -----------------------------------------------------      -------------       --------------
37
                     -----------------------------------------------------      -------------       --------------
38                   TOTAL CASH DISBURSEMENTS:                                            $0                   $0
                                                                                -------------       --------------
39   NET INCREASE (DECREASE) IN CASH                                                      $0                   $0
                                                                                -------------       --------------
40   CASH BALANCE, BEGINNING OF PERIOD                                                    $0                   $0
                                                                                -------------       --------------
41   CASH BALANCE, END OF PERIOD                                                          $0                   $0
                                                                                =============       ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                       FOR THE MONTH ENDED    08/31/02
                                          ----------------

                                                                                                      ACTUAL         CUMULATIVE
    CASH FLOWS FROM OPERATING ACTIVITIES                                                           CURRENT MONTH   (CASE TO DATE)
                                                                                                   -------------   --------------
1          Cash Received from Sales                                                                          $0               $0
                                                                                                   -------------   --------------
2          Rent/Leases Collected                                                                             $0               $0
                                                                                                   -------------   --------------
3          Interest Received                                                                                 $0               $0
                                                                                                   -------------   --------------
4          Cash Paid to Suppliers                                                                            $0               $0
                                                                                                   -------------   --------------
5          Cash Paid for Selling Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
6          Cash Paid for Administrative Expenses                                                             $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Rents/Leases:
7               Personal Property                                                                            $0               $0
                                                                                                   -------------   --------------
8               Real Property                                                                                $0               $0
                                                                                                   -------------   --------------
9          Cash Paid for Interest                                                                            $0               $0
                                                                                                   -------------   --------------
10         Cash Paid for Net Payroll and Benefits                                                            $0               $0
                                                                                                   -------------   --------------
           Cash Paid to Owner(s)/Officer(s)
11              Salaries                                                                                     $0               $0
                                                                                                   -------------   --------------
12              Draws                                                                                        $0               $0
                                                                                                   -------------   --------------
13              Commissions/Royalties                                                                        $0               $0
                                                                                                   -------------   --------------
14              Expense Reimbursements                                                                       $0               $0
                                                                                                   -------------   --------------
15              Other                                                                                        $0               $0
                                                                                                   -------------   --------------
           Cash Paid for Taxes Paid/Deposited to Tax Acct.
16              Employer Payroll Tax                                                                         $0               $0
                                                                                                   -------------   --------------
17              Employee Withholdings                                                                        $0               $0
                                                                                                   -------------   --------------
18              Real Property Taxes                                                                          $0               $0
                                                                                                   -------------   --------------
19              Other Taxes                                                                                  $0               $0
                                                                                                   -------------   --------------
20         Cash Paid for General Expenses                                                                    $0               $0
                                                                                                   -------------   --------------
21
           ---------------------------------------------------------------------------------       -------------   --------------
22
           ---------------------------------------------------------------------------------       -------------   --------------
23
           ---------------------------------------------------------------------------------       -------------   --------------
24
           ---------------------------------------------------------------------------------       -------------   --------------
25
           ---------------------------------------------------------------------------------       -------------   --------------
26
           ---------------------------------------------------------------------------------       -------------   --------------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                 $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM REORGANIZATION ITEMS
28         Interest Received on Cash Accumulated Due to Chp 11 Case                                          $0               $0
                                                                                                   -------------   --------------
29         Professional Fees Paid for Services in Connection with Chp 11 Case                                $0               $0
                                                                                                   -------------   --------------
30         U.S. Trustee Quarterly Fees                                                                       $0               $0
                                                                                                   -------------   --------------
31
           ---------------------------------------------------------------------------------       -------------   --------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                             $0               $0
                                                                                                   -------------   --------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS                               $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM INVESTING ACTIVITIES
34         Capital Expenditures                                                                              $0               $0
                                                                                                   -------------   --------------
35         Proceeds from Sales of Capital Goods due to Chp 11 Case                                           $0               $0
                                                                                                   -------------   --------------
36
           ---------------------------------------------------------------------------------       -------------   --------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
    CASH FLOWS FROM FINANCING ACTIVITIES
38         Net Borrowings (Except Insiders)                                                                  $0               $0
                                                                                                   -------------   --------------
39         Net Borrowings from Shareholders, Partners, or Other Insiders                                     $0               $0
                                                                                                   -------------   --------------
40         Capital Contributions                                                                             $0               $0
                                                                                                   -------------   --------------
41         Principal Payments                                                                                $0               $0
                                                                                                   -------------   --------------
42
           ---------------------------------------------------------------------------------       -------------   --------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                             $0               $0
                                                                                                   -------------   --------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     $0               $0
                                                                                                   -------------   --------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                                          $0               $0
                                                                                                   -------------   --------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                                                $0               $0
                                                                                                   =============   ==============